                                                                    Exhibit 10.1

This instrument prepared by:            Source of Title:    Deed Book 1138
                                                               Page 173
Hugh Tucker, Esquire                    For recording purposes only
Baker & Botts, L.L.P.                   this instrument conveys
1299 Pennsylvania Ave., N.W.            approximately 33,391 net
Washington, D.C. 20004-2400             mineral acres.




                      OVERRIDING ROYALTY CONVEYANCE


       DOMINION BLACK WARRIOR BASIN, INC., an Alabama corporation, ("As-signor"), for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid to it by NATIONSBANK OF TEXAS, N.A., a national banking association ("Trustee"), and MELLON BANK (DE) NATIONAL ASSOCIATION, a national banking association ("Delaware Trustee"), as trustees under that certain Trust Agreement dated as of May 31, 1994 establishing the DOMINION RESOURCES BLACK WARRIOR TRUST, a Delaware business trust (Trustee and Delaware Trustee and any successors collectively called "Trustees" or "Assignee"), the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold, conveyed, transferred, assigned, set over and delivered, and by these presents does hereby grant, bargain, sell, convey, transfer, assign, set over and deliver unto Assignee, an overriding royalty interest (collectively, the "Royalty Interests" and individually, a "Royalty Interest") equal to and consisting of an undivided sixty-five percent (65%) interest in and to the Subject Gas, including, subject to the provisions of Section 7.02 hereof, that share of revenue from each Proration Unit (as defined in Article I) set forth in the "Royalty Interests" columns on Schedule A hereto with such Royalty Interests to be non-expense bearing (other than Taxes) interests for all purposes.

       TO HAVE AND TO HOLD the Royalty Interests, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Assignee, its successors and assigns, subject, however, to the terms and provisions of this Conveyance; and Assignor does by these presents bind and obligate itself, its successors and assigns, to WARRANT and FOREVER defend all and singular the Royalty Interests unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

                                 ARTICLE I

                                Definitions

       As used herein, the following words, terms and phrases shall have the following meanings:

       "Affiliate" means, as to the party specified, any Person controlling, controlled by or under common control with such party, with the concept of control in such context meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of another, whether through the ownership of voting securities, by contract or otherwise.

       "Business Day" means any day which is not a Saturday, Sunday or other day on which national banking institutions are closed as authorized or required by law in the city in which the Trustee pursuant to the Trust Agreement has its principal trust offices.

       "Code" means the Internal Revenue Code of 1986, as amended.

       "Company Interests" means each and every kind and character of right, title, claim or interest that Assignor has at the Effective Time on the Effective Date in the leasehold estate and the Leased Land in and under the Leases and any and all renewals and extensions of any of the same, insofar and only insofar as each such Lease covers the Leased Land, and the unitization, pooling and operating agreements and orders relating to the Leases or any portions thereof insofar as they cover the Leased Land, and the Proration Units created thereby, as described in Schedule A attached hereto, all as the same
                                 ----------
shall be enlarged by virtue of the provisions hereof or by the discharge of any payments out of production or by the removal of any charges or encumbrances to which any of the same were subject at the Effective Time on the Effective Date.

       "Company Interests Owner" means the Assignor while it owns all or part of the Company Interests and any other Person or Persons who acquire all or any part of such Company Interests or any operating rights therein other than a royalty, overriding royalty, production payment or net profits interest.

       "Computation Period" means (i) the period commencing at the Effective Time on the Effective Date and ending on June 30, 1994 and (ii) each calendar quarter thereafter ending on the last day of each calendar quarter.

       "Conveyance" means this Overriding Royalty Conveyance.

       "Effective Date" means June 1, 1994.

       "Effective Time" means 12:01 a.m. local time in effect at the location of each Company Interest on the date specified.

       "Existing Burdens" means all lessors' and/or landowners' royalties and any and all other royalties, overriding royalties, production payments, net profits interests and/or other burdens on production (other than the Royalty Interests) that are existing and of record as of the Effective Time on the Effective Date.

       "Gas" means hydrocarbons that, at atmospheric conditions of temperature and pressure at the wellhead, are in a gaseous phase.

       "Governmental Authority" means the United States of America, any state, commonwealth, territory or possession thereof and any political subdivision of any of the foregoing, including, but not limited to, courts, departments, commissions, boards, bureaus, agencies or other instrumentalities.

       "Gross Proceeds" means the amounts actually received by the Company Interests Owner as revenues from the sale of Subject Gas (determined before calculating the Royalty Interests hereunder) subject to the qualifications set forth in Section 3.04. Any Subject Gas used to operate the compression and dehydration facilities at the central gathering points shall for purposes of this definition be deemed to be sold at the same price as the remaining Subject Gas produced at such time and the proceeds therefrom shall be deemed to be received by the Company Interests Owner at the time of such use.

       "Leased Land" means, for each Lease, the land covered by such Lease insofar as such Lease covers the Pottsville Formation.

       "Leases" means the oil, gas and mineral leases described in Schedule A
                                                                   ----------
attached hereto, and made a part hereof, and any and all extensions or renewals thereof.

       "Legal Requirement" means any law, statute, ordinance, decree, requirement, order, judgment, rule or regulation of, including the terms of any license or permit issued by, any Governmental Authority.

       "Mcf" means one thousand cubic feet of Gas at a pressure of 14.73 pounds per square inch absolute and a temperature of 60 degrees Fahrenheit, unless otherwise specified.

       "Non-Affiliate" means, as to the party specified, any Person who is not an Affiliate of such party.

       "Person" means any individual, corporation, partnership, trust, estate or other entity or organization.

       "Pottsville Formation" means the formation identified as the "Pottsville Formation" by the Special Field Rules established by the State Oil and Gas Board of Alabama for the Blue Creek, Deerlick Creek, and Oak Grove Coal Degasification Fields.

       "Prime Interest Rate" means a varying interest rate per annum equal to the interest rate publicly announced in New York, New York by Citibank, N.A. (or its successor) from time to time as its prime commercial lending rate.

       "Proration Unit" means each parcel of land designated as such in Schedule
                                                                        --------
A, but limited to the Pottsville Formation.
- - -

       "Purchaser" means a purchaser of the Subject Gas, or any portion thereof.

       "Royalty Owner" means the Assignee while it owns an interest in the Royalty Interests, and any other Person or Persons who subsequently acquire legal title to all or a portion of the Royalty Interests.

       "Sale" means a sale, sublease or lease or other disposition of a Company Interest, or a portion thereof, by Company Interests Owner for a cash consideration or other thing of value.

       "Sales Contracts" means all contracts and agreements for the offer or sale of, or commitment to offer or sell, or right of first refusal to purchase, Subject Gas.

       "Sonat Agreement" means that certain gas purchase agreement dated May 3, 1994 between Assignor, as seller and Sonat Marketing Company, Inc., as buyer with respect to the Subject Gas.

       "Subject Gas" means all Gas in and under, and that may be produced from, and that shall be attributable to, the Company Interests from and after the Effective Time on the Effective Date subject to the qualifications set forth in
Section 3.04(a).

       "Taxes" means all severance, privilege, gross production and other similar taxes imposed on the production of Subject Gas, other than income taxes, net of any reimbursements of such severance, privilege, production or other similar taxes received from Purchasers of the Subject Gas.

       "Trust" means the Dominion Resources Black Warrior Trust established pursuant to the Trust Agreement.

       "Trust Agreement" means the Dominion Resources Black Warrior Trust Agreement dated as of May 31, 1994 among Dominion Resources, Inc., a Virginia corporation, Assignor, as trustor, and Trustees, as trustees, which agreement established the Trust under the laws of the State of Delaware.

       "Units" means units of beneficial interest in the Trust or any successor trust.

                                ARTICLE II

                            Records and Reports

       2.01. Books and Records. The Company Interests Owner shall at all times maintain true and correct books and records sufficient to determine the amounts payable to Royalty Owner hereunder.

       2.02. Inspections. The books and records referred to in Section 2.01 shall be open for inspection by Royalty Owner and its representatives at the office of the Company Interests Owner during normal business hours.

       2.03. Quarterly Statements. Within forty-five (45) days after the close of each Computation Period, the Company Interests Owner shall deliver to Royalty Owner a statement showing, in reasonable detail, the computation of the amounts payable to the Royalty Owner from the Royalty Interests for such Computation Period. Such Quarterly Statements shall include a statement, and any necessary supporting calculations, as to the status of the Company Interests Owner's performance of its Pratt recompletion obligations under Section 6.08 and any payments to be made pursuant thereto.

       2.04. Royalty Owner's Exceptions to Quarterly Statements. If Royalty Owner shall take exception to any quarterly statement rendered by the Company Interests Owner, Royalty Owner shall notify the Company Interests Owner in writing within 180 days after the receipt of such statement, setting forth in such notice the specific matters complained of and to which exception is taken; and with respect to such complaints and exceptions as are justified, adjustment shall be made. If Royalty Owner shall fail to give the Company Interests Owner notice of such complaints and exceptions prior to the expiration of such 180-day period, then the statements for such Computation Period as originally rendered by the Company Interests Owner shall be deemed to be correct as rendered absent manifest error.

       2.05. Annual Statements and Audit Reports. Within 60 days after the end of each calendar year, if requested by Royalty Owner, the Company Interests Owner shall deliver to Royalty Owner an unaudited statement showing, on an annual basis, the information provided for in Section 2.03. Within 90 days after the end of each calendar year, the Company Interests Owner shall deliver to Royalty Owner a statement that has been audited by a nationally recognized firm of independent public accountants, which statement shall show on an annual basis the information provided for in Section 2.03. Royalty Owner shall bear the cost of each such audit. The Company Interests Owner shall provide to Royalty Owner reasonable access to the Company Interests Owner's books and records relating to the Company Interests and such information as Royalty Owner may reasonably request in connection with such audit.


                                ARTICLE III

              Payment and Determination of Royalty Interests

       3.01. Payment. On or before the last Business Day before the 45th day after the close of each Computation Period, the Company Interests Owner shall pay to Royalty Owner by wire transfer of immediately available funds to the account specified from time to time by the Royalty Owner a sum equal to the Royalty Owner's share of Gross Proceeds theretofore received with respect to Subject Gas sold prior to the end of such Computation Period and not previously paid, subject to Section 3.04(c) below.

       3.02. Interest on Past Due Payments. Any amount not paid by Company Interests Owner to Royalty Owner within 10 days after such amount is due shall bear, and Company Interests Owner will pay, interest at the Prime Interest Rate, determined at the end of each Computation Period, from such due date until such amount is paid, but not in excess of the maximum amount allowed by law.

       3.03. Overpayment. If at any time Company Interests Owner pays Royalty Owner more than the amount due, Royalty Owner shall not be obligated to return any such overpayment, but the amount or amounts otherwise payable for any subsequent period or periods shall be reduced by such overpayment, plus an amount equal to interest computed at the Prime Interest Rate in effect during the period of such overpayment.

       3.04. Certain Provisions Governing the Computation of the Royalty Interests.
              All of the provisions of this Conveyance shall be subject to the following:
              (a)  Subject Gas.
                   -----------

              (i) Subject Gas shall not include Gas attributable to nonconsent operations conducted with respect to the Company Interests (or any portion thereof) as to which the Company Interests Owner shall be a nonconsenting party and that is dedicated to the recoupment or reimbursement of costs and expenses of the consenting party or parties by the terms of the relevant operating agreement, unit agreement, contract for development or other instrument providing for such nonconsent operations, provided Company Interests Owner's election not to participate in such operations is made in conformity with the provisions of Section 6.02 hereof.

              (ii) Subject Gas shall not include Gas unavoidably lost in the production thereof.

             (iii) Subject Gas shall include Gas produced from any Proration Unit used to operate the compression and dehydration facilities at the central gathering points, but shall not include (a) such Gas if previously included in Subject Gas, or (b) any other Gas produced from any Proration Unit that is used by the Company Interests Owner in conformity with historical practices for fuel gas for compression in connection with gathering from the Leased Land to a central delivery point and for field compression and production operations conducted for the purpose of producing Subject Gas.

              (b)  Receipt of Gross Proceeds.
                   -------------------------

              (i) Any cash consideration or other thing of value received by the Company Interests Owner for any Sale by Company Interests Owner of any of the Company Interests, or any part thereof, shall not be included in Gross Proceeds.

              (ii) If a controversy or possible controversy exists (whether by reason of any Legal Requirement, contract or otherwise) as to the correct or lawful sales price of any Subject Gas, then:

                   (a) amounts withheld by the Purchaser or deposited by it
              with an escrow agent shall not be considered to be received by the Company Interests Owner until actually collected by Company Interests Owner, but any interest, penalty, or other amount paid to Company Interests Owner in respect thereof shall be included in Gross Proceeds;


                   (b) amounts received by the Company Interests Owner and promptly deposited by it with a Non-Affiliate escrow agent, to be placed in interest bearing accounts under usual and customary terms, shall not be considered to have been received by the Company Interests Owner, but all amounts thereafter paid to Company Interests Owner by such escrow agent (including interest thereon) shall be considered to be amounts received from the sale of Subject Gas; and


                   (c) amounts received by Company Interests Owner and not deposited with an escrow agent shall be considered to be received for purposes of determining Gross Proceeds.

              (c)  Taxes.  The Royalty Interests shall bear their
                   -----
proportionate share of Taxes; however, the Royalty Owner hereby authorizes and directs Company Interests Owner to deduct such Taxes from each payment to the Royalty Owner and pay (or cause to be paid) such Taxes on Royalty Owner's behalf.

                                ARTICLE IV

                         Marketing of Subject Gas


       4.01. Sales Contracts. Company Interests Owner shall use such efforts to market or cause to be marketed all Subject Gas at such prices and on such terms as would a reasonably prudent operator. For such purposes, sales of Subject Gas may continue to be made by Company Interests Owner pursuant to the Sonat Agreement. Company Interests Owner may amend the Sonat Agreement so long as (a) except as specifically set forth in this Section 4.01, the provisions setting the minimum price and ceiling price and the obligation to purchase the base quantities of Subject Gas through December 31, 1998 are not modified and (b) such amendment, in Company Interests Owner's judgment acting as would a reasonably prudent operator, does not adversely affect the Royalty Interests. In the event the Company Interests Owner amends the Sonat Agreement so as to lower the base quantities to which the minimum price and ceiling price apply, the Company Interests Owner shall be obligated to pay the Trust for each Computation Period the difference, if any, between (i) the amount of Gross Proceeds that would have been generated during such Computation Period if the contract had not been amended and (ii) the Gross Proceeds actually generated. Company Interests Owner agrees, except as provided in the following sentence, not to take any action to terminate the put and call arrangements Sonat has currently in place to minimize its losses as a result of the minimum price provisions of the Sonat Agreement. In the event Company Interests Owner amends the Sonat Agreement to reduce the base quantities, the existing put and call arrangement may be terminated provided that Sonat enters into a replacement put and call arrangement as to the revised base quantities with a nationally recognized commodities brokerage firm. Company Interests Owner may enter into one or more Sales Contracts in the future at such prices and containing such terms as would a reasonably prudent operator.

       4.02. Performance of Sales Contracts. Company Interests Owner shall duly perform all material obligations binding on it under Sales Contracts in accordance with the terms thereof and shall take all measures which, in its sole judgment, it shall deem appropriate to enforce the performance under each of the Sales Contracts of the obligations of the Purchaser thereunder.

       4.03. Reliance by Third Party. As to any party to a Sales Contract, the acts of Company Interests Owner shall be binding on Royalty Owner, but shall not release Company Interests Owner from its obligations thereunder. Royalty Owner will not be required to join with Company Interests Owner in any division or transfer order or any Sales Contract. Proceeds from the Subject Gas produced and sold from the Company Interests will be paid by purchasers thereof directly to Company Interests Owner (or its operator) without the necessity of joinder by or consent of Royalty Owner.


                                 ARTICLE V

                      Non-Liability of Royalty Owner

       In no event shall Royalty Owner or the Trustees be liable or responsible in any way for any costs or liabilities incurred by Company Interests Owner or other lessees attributable to the Company Interests or to the Subject Gas. It is the express intention and agreement of

Assignor and Assignee that the Royalty Interests shall constitute non-expense bearing (other than Taxes) interests for all purposes.


                                ARTICLE VI

                      Operation of Company Interests


       6.01. Reasonably Prudent Operator Standard. Company Interests Owner agrees that it will conduct and carry on, as would a reasonably prudent operator, or cause to be so conducted or carried on, the development, maintenance and operation of the Company Interests as if not burdened by the Royalty Interests (i.e., an operator entitled to receive 100% of the Gross Proceeds, able to utilize fully all the tax credits attributable to the Subject Gas and obligated to bear 100% of the costs of such development, maintenance and operation).

       6.02. Nonconsent. Provided Company Interests Owner complies with its obligations under Section 6.01 or is acting in accordance with the requirements of Section 6.07, Company Interests Owner may elect not to participate in any operation that is to be conducted under the terms of any operating agreement, unit operating agreement, contract for development or similar instrument affecting or pertaining to the Company Interests (or any portion thereof).

       6.03. Abandonment of Properties. Nothing in this Conveyance shall obligate Company Interests Owner to operate or continue to operate any well or to operate or maintain in force or attempt to maintain in force any of the Leases when, in Company Interests Owner's opinion acting as would a reasonably prudent operator, as provided in Section 6.01, such well or Lease ceases to produce or is not capable of producing Gas in commercial quantities (determined before giving effect to the Royalty Interests). Under such circumstances the expiration of a Lease in accordance with its terms and conditions shall not be considered to be a voluntary surrender or abandonment thereof.


       6.04. Insurance. Company Interests Owner shall not be required to maintain insurance covering the Property upon the Company Interests or the risks incident to the operation thereto.

       6.05. No Right To Take Production In-Kind. Notwithstanding anything to the contrary in this Conveyance, Royalty Owner shall have no right to take in kind the production of Gas attributable to the Royalty Interests.

       6.06. Non-Operating Interest. It is the express intent and agreement of Company Interests Owner and Royalty Owner that the Royalty Interests shall constitute (and this Conveyance shall conclusively be construed for all purposes as creating) a non-operating interest in the Company Interests for all purposes. Without limitation of the generality of the immediately preceding sentence, Company Interests Owner and Royalty Owner acknowledge that Royalty Owner has no right or power to participate in the selection of a drilling contractor, to propose the drilling of a well, to determine the timing or sequence of drilling operations, to commence or shut down production, to take over operations or to share in any operating decision whatsoever (including, without limitation, the alteration, change, amendment or termination of the unit agreements, operating agreements, the Leases or any other type of contract, conveyance or instrument, recorded or unrecorded, as heretofore or hereafter entered into, as to all or any part of the Company Interests hereunder). Company Interests Owner and Royalty Owner hereby expressly negate any intent to create (and this Conveyance shall never be construed as creating) a mining or other partnership or joint venture.

       6.07. No Infill Drilling. Except as required by law, Company Interests Owner shall not consent to, cooperate with, assist in, or conduct any infill drilling on the Leased Land. Subject to Section 6.01, nothing herein shall require Company Interests Owner to affirmatively prevent consenting parties from conducting nonconsent operations within the Proration Units.

       6.08. Behind Pipe Recompletions. Company Interests Owner shall recomplete the Wells set forth on Schedule B to recover certain "behind-pipe" reserves in the Pratt seam by March 31, 1997 in accordance with the minimum Pratt recompletions schedule set forth on Schedule C. The Company Interests Owner shall pay (at the time the quarterly payments are made pursuant to Section 3.01) for each Computation Period beginning with the Computation Period ending December 31, 1994 and continuing through the Computation Period ending March 31, 1997 an amount equal to $1,850 per well for all such wells not recompleted on a cumulative basis in accordance with Schedule C. If Company Interests Owner fails to recomplete all such Wells by March 31, 1997, Company Interests Owner shall pay (at the time the next quarterly payment is made pursuant to Section 3.01) Royalty Owner the value attributed to such "behind-pipe" reserves for each Well not recompleted as such value is set forth on Schedule B for such Well.

                                ARTICLE VII

                          Pooling and Unitization

       7.01. Pooled Company Interests. Each of the Company Interests have been heretofore pooled or unitized for the production of Gas. Each of the Company Interests are and shall be subject to the terms and provisions of the applicable pooling or unitization agreements and orders, and the Royalty Interest with respect to a Proration Unit shall apply to and affect only the production from such Proration Unit that is attributable to such Company Interest under and by virtue of such applicable pooling and unitization agreements and orders.

       7.02. Right to Pool. Company Interests Owner shall have the right and power, exercisable only during the period provided in Section 7.03, to pool or unitize any of the Company Interests and to alter, change, amend or terminate any pooling or unitization agreements heretofore or hereafter entered into, as to all or any part of the Leased Land, upon such terms and provisions as Company Interests Owner shall in its sole discretion determine; provided, however, Company Interests Owner shall not take such action if, in Company Interests Owner's judgment acting as would a reasonably prudent operator, such action would adversely affect the Royalty Interests. If and whenever through the exercise of such right and power, or pursuant to any Legal Requirement, any of the Company Interests are pooled or unitized in any manner, the Royalty Interest, insofar as it affects such Company Interest, shall also be pooled or unitized, as the case may be, and in any such event such Royalty Interest in such Company Interest shall apply to and affect only the Gas production that is attributable to such Company Interest under and by virtue of the pooling or unitization.

       7.03. Applicable Period. Company Interests Owner's power and right to pool and unitize the Company Interests and the Royalty Interests shall be exercisable and enjoyed only during the period for the life of the last survivor of the descendants of Joseph P. Kennedy, father of the late President of the United States of America, living on the date of execution hereof, plus 21 years after the death of such last survivor, or the term of this Conveyance, whichever period shall first expire.


                               ARTICLE VIII

                           Government Regulation

       All obligations of Company Interests Owner hereunder shall be subject to all applicable Legal Requirements, and all applicable orders, rules, regulations and decisions of every court and Governmental Authority having jurisdiction over Assignor, the Company Interests or the Subject Gas.


                                ARTICLE IX

                                Assignments

       9.01. Assignment by Company Interests Owner. Company Interests Owner shall have the right to assign, sell, transfer, convey, mortgage or pledge the Company Interests, or any part thereof, subject to the Royalty Interests and the terms and provisions of this Conveyance.

       9.02. Separate Computation. If Company Interests Owner assigns, sells, transfers or otherwise conveys part, but not all, of the Company Interests then effective as of the date of such conveyance, in computing the Royalty Interests payable with respect to production from such conveyed Company Interests, Gross Proceeds attributable to the conveyed interest will be computed separately from the unassigned interest. From and after such separation, the obligations of each Company Interests Owner shall be several and shall relate only to the Company Interest owned by such Company Interests Owner.

       9.03. Assignment by Royalty Owner. (a) Royalty Owner shall have the right to assign, sell, transfer, convey, mortgage or pledge all or an undivided interest in the Royalty Interests at any time in whole or in part. No such action will affect the method of computing Gross Proceeds, however, and if more than one Person becomes entitled to participate in the Royalty Interests, Company Interests Owner may withhold the information provided for in Article II from Royalty Owner until Company Interests Owner is furnished a recordable instrument executed by or binding upon all Persons owning an interest in such Royalty Interests designating one Person who is to receive such information.


       (b) If at any time the Royalty Owner is (i) made a party in any judicial or administrative proceeding seeking the cancellation or forfeiture of any Lease or Leases or asserting the invalidity of or otherwise challenging the Royalty Interests or any portion thereof or (ii) notified by Company Interests Owner or an Affiliate of Company Interests Owner in writing of any such proceeding to which Company Interests Owner or such Affiliate is made a party relating to the Company Interests, in either case because of the nationality, or any other status, of any one or more holders of units of beneficial interest in the Trust, Royalty Owner shall have the right to sell (and, if so directed by Company Interests Owner shall sell) that portion of the Royalty Interests attributable to any such Lease or Leases. If Royalty Owner sells an interest in the Royalty Interests pursuant to this paragraph (b), then effective as of the date of such sale, in computing the Royalty Interests payable with respect to production from any such Lease or Leases, Gross Proceeds attributable to any such Lease or Leases will be computed separately from the remaining portion of the Company Interests.

       9.04. Change in Ownership. No change of ownership or right to receive payment of amounts attributable to the Royalty Interests, or of any part thereof, however accomplished, shall be binding upon Company Interests Owner until notice thereof shall have been furnished by the Person claiming the benefit thereof, and then only with respect to payments thereafter made. Notice of sale or assignment shall consist of a copy of the recorded instrument accomplishing the same; notice of change of ownership or right to receive payment accomplished in any other manner (for example, by reason of incapacity, death or dissolution) shall consist of copies of recorded documents and complete proceedings legally binding and conclusive of the rights of all parties. Until such notice shall have been furnished Company Interests Owner as above provided, the payment or tender of all sums payable on the Royalty Interests may be made in the manner provided herein precisely as if no such change in interest ownership or right to receive payment has occurred. The kind of notice herein provided shall be exclusive, and no other kind, whether actual or constructive, shall be binding on Company Interests Owner.

       9.05. Rights of Mortgagee or Trustee. If Royalty Owner shall at any time execute a mortgage or deed of trust covering all or part of the Royalty Interests, the mortgagee(s) or trustee(s) therein named or the holder of any obligation secured thereby shall be entitled, to the extent such mortgage or deed of trust so provides, to exercise all the rights, remedies, powers and privileges conferred upon Royalty Owner by the terms of this Conveyance and to give or withhold all consents required to be obtained hereunder by Royalty Owner, but the provisions of this Section 9.05 shall in no way be deemed or construed to impose upon Company Interests Owner any obligation or liability undertaken by Royalty Owner under such mortgage or deed of trust or under the obligation secured thereby.


                                 ARTICLE X

                               Miscellaneous

       10.01. Term. This Conveyance shall remain in force so long as at least one of the Company Interests is in effect.

       10.02. Further Assurances. Should any additional instruments of assignment and conveyance be required to describe more specifically any interests subject hereto, Company Interests Owner agrees to execute and deliver the same. Also, if any other or additional instruments are required in connection with the transfer of state or federal lease interests in order to comply with applicable laws or regulations, Company Interest Owner will execute and deliver the same.

       10.03. Notices. All notices, statements and communications between the parties hereto shall be by (a) personal delivery, (b) a nationally recognized overnight courier, or (c) certified mail return receipt requested. Notice shall be deemed to have been given upon receipt. All notices shall be addressed as follows:

          If to Assignor:     Dominion Black Warrior Basin, Inc.
                              P. O. Box 26532
                              Richmond, Virginia 23261
                              Attention: President

          With a Copy to:     Dominion Resources, Inc.
                              901 East Byrd Street
                              Richmond, Virginia 23261
                              Attention: General Counsel

          If to Assignee:     NationsBank of Texas, N.A., Trustee
                              901 Main Street, 12th Floor
                              P. O. Box 830308
                              Dallas, Texas 75283-0308
                              Attention: Dominion Resources Black
                                         Warrior Trust, Trust
          Administrator


                           and


                              Mellon Bank (DE) National
                              Association, Trustee
                              10th and Market Streets
                              Wilmington, Delaware 19801
                              Attention: Trust Department


       Either party or the successors or assignees of the interest or rights or obligations of either party hereunder may change its address or designate a new or different address or addresses for the purposes hereof by a similar notice given or directed to all parties interested hereunder at the time.

       10.04. Successors and Assigns. Subject to the restrictions on assignments set forth in Article IX, this Conveyance, and each and every provision hereof, shall be binding upon and shall inure to the benefit of Assignor and Assignee, their respective successors, successors-in-title, heirs and assigns.

       10.05. No Waiver. The failure of Royalty Owner or Company Interests Owner to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such party's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

       10.06. Captions, Number and Gender. Titles or captions of Articles or Sections contained in this Conveyance are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Conveyance or the intent of any provision hereof. The plural and singular numbers shall, where appropriate, include the singular and plural, respectively, and words of any gender shall, where appropriate, include each other gender.

       10.07. Applicable Law. This Conveyance and the rights and obligations of the parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of Alabama.

       10.08. Substitution of Warranty. This Conveyance is made with full substitution and subrogation of Assignee as to its proportionate share of all covenants and warranties heretofore given or made with respect to the Company Interests, or any part thereof, or interest therein.

       10.09. Arbitration. Any dispute, controversy or claim that may arise under the Conveyance shall be governed by and subject to the arbitration provisions set forth in Article XIII of the Trust Agreement.

       10.10. Counterparts. This Conveyance may be executed in a number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Conveyance to be executed in its name and behalf by its proper signatory officer thereunto duly authorized, in multiple originals, as of June 1, 1994.


                         ASSIGNOR:
                         --------

                         DOMINION BLACK WARRIOR BASIN, INC.


                         By:  /s/ G.E. Lake, Jr.
                              -----------------------------------
                              G. E. Lake, Jr.
                              Vice President



                         ASSIGNEE:
                         --------

                         NATIONSBANK OF TEXAS, N.A., as Trustee for the Dominion Resources Black Warrior Trust




                         By:  /s/ Ron E. Hooper
                              -----------------------------------
                              Ron E. Hooper
                              Vice President

                         MELLON BANK (DE) NATIONAL ASSOCIATION,
                         as Delaware Trustee for the Dominion Resources Black Warrior Trust




                         By:  /s/ Sandy S. McKeena
                              -----------------------------------
                              Sandy S. McKenna
                              Assistant Vice President

STATE OF NEW YORK
CITY OF NEW YORK



       I, the undersigned authority, a Notary Public in and for said City and said State, hereby certify that G. E. Lake, Jr., whose name as Vice President of DOMINION BLACK WARRIOR BASIN, INC., an Alabama corporation, is signed to the foregoing conveyance, and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.


       Given under my hand this 27th day of June, 1994.
                                ----        ----

                            /s/    Danelle Gager
                            ---------------------
                                   Notary Public


My Commission Expires:

     June 15, 1993
  --------------------
    (Notarial Seal)

STATE OF NEW YORK
COUNTY OF NEW YORK



       I, the undersigned authority, a Notary Public in and for said County and said State, hereby certify that Ron E. Hooper, whose name as Vice President of NationsBank of Texas, N.A., a national banking association, as Trustee for the DOMINION RESOURCES BLACK WARRIOR TRUST, a Delaware business trust, is signed to the foregoing conveyance, and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such officer and with full authority, executed the same voluntarily for and as the act of said association, acting in its capacity as Trustee as aforesaid.


       Given under my hand this 27th day of June, 1994.
                                ----        ----

                               /s/ Danelle Gager
                               -----------------
                                   Notary Public

My Commission Expires:


     June 15, 1995
- - ----------------------
    (Notarial Seal)

STATE OF  Pennsylvania
COUNTY OF Philadelphia



       I, the undersigned authority, a Notary Public in and for said County and said State, hereby certify that Sandy S. McKenna, whose name as Assistant Vice President of Mellon Bank (DE) National Association, a national banking association, as Delaware Trustee for the DOMINION RESOURCES BLACK WARRIOR TRUST, a Delaware business trust, is signed to the foregoing conveyance, and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such officer and with full authority, executed the same voluntarily for and as the act of said association, acting in its capacity as Delaware Trustee as aforesaid.


       Given under my hand this 27th day of June, 1994.
                                ----        ----


                                 /s/ Irene Materna
                                ------------------
                                     Notary Public


My Commission Expires:

    January 20, 1996
- - -----------------------
   (Notarial Seal)

                             SCHEDULE A



          Proration Units, Percentage Interests and Leases




       This Schedule consists of two parts: Part I contains inter alia, the description of each Well and Proration Unit together with the Royalty Interests percentage interest before and after Payout; and Part II contains a description of the Leases.

       There are six separate Payout Units - Cassidy "A", Cassidy "B", Cassidy "C", USX "B", USX "C", and USX "D". As used in this Schedule, "Payout" means (a) with respect to the Cassidy "A" and USX "D" Payout Units, the date on which the cumulative average production from each well in the applicable Payout Unit equals 225 MMCF, (b) with respect to Cassidy "B" and USX "B" Payout Units, the date on which the cumulative average production from each well in the Cassidy "B" Payout Unit equals 225 MMCF, and (c) with respect to Cassidy "C" and USX "C" Payout Units, the date on which the cumulative average production from each well in the Cassidy "C" Payout Unit equals 225 MMCF. The dates included in the column headed "Payout Date" is the date Payout is anticipated for each Payout Unit.

       The Cassidy "A" Payout Unit includes Well Numbers 59-69, 81-84, 88-90, 92-98, 112-126. The Cassidy "B" Payout Unit includes Well Numbers 91, 99-111, 127-147. The Cassidy "C" Payout Unit includes Well Numbers 22-58, 70-80, 85-87, 410, 415, 420, 421. The USX "B" Payout Unit includes Well Numbers 189, 423-428. The USX "C" Payout Unit includes Well Numbers 409-413, 415-422. The USX "D" Payout Unit includes Well Numbers 280, 281, 393-408, 414, 429-432.

                                                            SCHEDULE A
                                                              Part I

     DOMINION RESOURCES                                                       THE UNDERLYING PROPERTIES
                                                                                 TOTAL      TOTAL      TOTAL      TOTAL
                          PERMIT        PRORATION                                 WI         NRI       ORRI        RI
 NUM    WELL NAME & #     NUMBER          UNIT          DESCRIPTION SEC-TWN-RN     %          %          %          %
==========================================================================================================================
   1 ALCUS 12-4-1         5820-C         NW/4NW/4             12-20S-9W         100.0000%   78.0000%    6.3750%   84.3750%
   2 ALCUS 12-5-2         8844-C    SW/4NW/4 NW/4SW/4         12-20S-9W         100.0000%   78.0000%    5.3750%   83.3750%
   3 AL. BASIC 23-10-4    9038-C         W/2SE/4              23-19S-9W          78.1250%   68.3594%    0.0000%   68.3594%
   4 AL. BASIC 23-14-5    9039-C         SE/4SW/4             23-19S-9W          78.1250%   68.3594%    0.0000%   68.3594%
   5 AL. BASIC 23-16-6    9017-C         E/2SE/4              23-19S-9W          78.1250%   68.3594%    0.0000%   68.3594%
   6 AL. BASIC 26-1-7     9040-C         N/2NE/4              26-19S-9W          78.1250%   68.3594%    0.0000%   68.3594%
   7 AL. BASIC 27-16-8    9375-C    SE/4SE/4 NE/4NE/4   27-19S-9W} 34-19S-9W}    78.1250%   66.5039%    2.2500%   68.7539%
   8 AL. BASIC 34-3-14    9188-C    NE/4NW/4 NW/4NE/4         34-19S-9W         100.0000%   85.1250%    2.2500%   87.3750%
   9 AL. BASIC 36-13-10   7475-C         SW/4SW/4             36-19S-9W          78.1250%   60.9375%    9.0000%   69.9375%
  10 AL. BASIC 36-14-11   7394-C    SE/4SW/4 SW/4SE/4         36-19S-9W          78.1250%   60.9375%    9.0000%   69.9375%
  11 AL. BASIC 36-16-12   7395-C         SE/4SE/4             36-19S-92          78.1250%   60.9375%    9.0000%   69.9375%
  12 AL. BASIC 36-2-2     5399-C         NW/4NE/4             36-19S-9W          78.1250%   60.9375%    9.0000%   69.9375%
  13 AL. BASIC 36-4-1     5398-C         NW/4NW/4             36-19S-9W          78.1250%   60.9375%    9.0000%   69.9375%
  14 AL. BASIC 36-5-9     7577-C         S/2NW/4              36-19S-9W          78.1250%   60.9375%    6.6875%   67.6250%
  15 AL. BASIC 36-9-3     5433-C         NE/4SE/4             36-19S-9W          78.1250%   60.9375%    9.0000%   69.9375%
  16 BAUGHMAN 18-3-2      8121-C         N/2NW/4              18-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
  17 BAUGHMAN 18-6-3      8294-C         S/2NW/4              18-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
  18 BAUGHMAN 18-7-4      8352-C         W/2NE/4              18-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
  19 BEAN 14-15-1         8561-C   E/2SE/4SW/4 SW/4SE/4       14-20S-9W         100.0000%   84.3333%    1.4583%   85.7917%
  20 BIGHAM 4-13-1        9741-C         S/2SW/4               4-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
  21 CANTLEY 17-7-2       7926-C    SE/4NW/4 NE/4SW/4         17-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
  22 CARNLEY 18-12-4      8120-C         W/2SW/4              18-19S-8W         100.0000%   87.5000%    7.4312%   94.9312%
  23 CARNLEY 18-14-5      8402-C         E/2SW/4              18-19S-8W         100.0000%   87.5000%    7.4312%   94.9312%
  24 CARNLEY 18-5-3       7927-C         W/2NW/4              18-19S-8W         100.0000%   87.5000%    7.4312%   94.9312%
  25 CASSIDY 19-10-77     5983-C         NW/4SE/4             19-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  26 CASSIDY 19-11-97     5987-C         N/2SW/4              19-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  27 CASSIDY 19-13-78     5984-C         S/2SW/4              19-18S-8W         100.0000%   83.7500%    0.0000%   83.7500%
  28 CASSIDY 19-15-79     5985-C         SW/4SE/4             19-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  29 CASSIDY 19-16-80     5986-C         SE/4SE/4             19-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  30 CASSIDY 19-1-72      5981-C   NE/4NE/4 N/2SE/4NE/4       19-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  31 CASSIDY 19-2-73      6041-C   NW/4NE/4 E/2NE/4NW/4       19-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  32 CASSIDY 19-3-74      6010-C   NW/4NW/4 W/2NE/4NW/4       19-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  33 CASSIDY 19-6-96      6005-C         S/2NW/4              19-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  34 CASSIDY 19-7-75      6011-C         SW/4NE/4             19-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  35 CASSIDY 19-9-76      5982-C   NE/4SE/4 S/2SE/4NE/4       19-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  36 CASSIDY 20-10-86     6001-C    NE/4SW/4 NW/4SE/4         20-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  37 CASSIDY 20-12-87     6002-C         W/2SW/4              20-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  38 CASSIDY 20-14-88     6003-C    SE/4SW/4 SW/4SE/4         20-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  39 CASSIDY 20-16-89     6004-C         E/2SE/4              20-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  40 CASSIDY 20-3-81      5998-C         NE/4NW/4             20-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  41 CASSIDY 20-5-82      6012-C         W/2NW/4              20-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  42 CASSIDY 20-6-83      5999-C         SE/4NW/4             20-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  43 CASSIDY 20-7-84      6000-C         W/2NE/4              20-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  44 CASSIDY 20-8-85      6013-C         E/2NE/4              20-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  45 CASSIDY 21-10-105    6085-C   NW/4SE/4 S/2SW/4NE/4       21-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  46 CASSIDY 21-11-106    6177-C         N/2SW/4              21-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  47 CASSIDY 21-14-118    6178-C         S/2SW/4              21-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  48 CASSIDY 21-2-102     6084-C   NW/4NE/4 N/2SW/4NE/4       21-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  49 CASSIDY 21-3-116     6089-C         NE/4NW/4             21-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  50 CASSIDY 21-4-117     6135-C         NW/4NW/4             21-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%



     DOMINION RESOURCES                            THE        THE
                             APO                 ROYALTY    ROYALTY
                           COMPANY  PAYOUT      INTERESTS  INTERESTS
 NUM    WELL NAME & #     INTEREST   DATE         BPO         APO
========================  ==========================================
   1 ALCUS 12-4-1                                54.8438%   54.8438%
   2 ALCUS 12-5-2                                54.1938%   54.1938%
   3 AL. BASIC 23-10-4                           44.4336%   44.4336%
   4 AL. BASIC 23-14-5                           44.4336%   44.4336%
   5 AL. BASIC 23-16-6                           44.4336%   44.4336%
   6 AL. BASIC 26-1-7                            44.4336%   44.4336%
   7 AL. BASIC 27-16-8                           44.6900%   44.6900%
   8 AL. BASIC 34-3-14                           56.7938%   56.7938%
   9 AL. BASIC 36-13-10                          45.4594%   45.4594%
  10 AL. BASIC 36-14-11                          45.4594%   45.4594%
  11 AL. BASIC 36-16-12                          45.4594%   45.4594%
  12 AL. BASIC 36-2-2                            45.4594%   45.4594%
  13 AL. BASIC 36-4-1                            45.4594%   45.4594%
  14 AL. BASIC 36-5-9                            43.9563%   43.9563%
  15 AL. BASIC 36-9-3                            45.4594%   45.4594%
  16 BAUGHMAN 18-3-2                             56.8750%   56.8750%
  17 BAUGHMAN 18-6-3                             56.8750%   56.8750%
  18 BAUGHMAN 18-7-4                             56.8750%   56.8750%
  19 BEAN 14-15-1                                55.7646%   55.7646%
  20 BIGHAM 4-13-1                               56.8750%   56.8750%
  21 CANTLEY 17-7-2                              56.8750%   56.8750%
  22 CARNLEY 18-12-4                             61.7053%   61.7053%
  23 CARNLEY 18-14-5                             61.7053%   61.7053%
  24 CARNLEY 18-5-3                              61.7053%   61.7053%
  25 CASSIDY 19-10-77      75.0000%  01/94       52.0000%   48.7500%
  26 CASSIDY 19-11-97      75.0000%  01/94       52.0000%   48.7500%
  27 CASSIDY 19-13-78      81.2500%  01/94       54.4375%   52.8125%
  28 CASSIDY 19-15-79      75.0000%  01/94       52.0000%   48.7500%
  29 CASSIDY 19-16-80      75.0000%  01/94       52.0000%   48.7500%
  30 CASSIDY 19-1-72       75.0000%  01/94       52.0000%   48.7500%
  31 CASSIDY 19-2-73       75.0000%  01/94       52.0000%   48.7500%
  32 CASSIDY 19-3-74       75.0000%  01/94       52.0000%   48.7500%
  33 CASSIDY 19-6-96       75.0000%  01/94       52.0000%   48.7500%
  34 CASSIDY 19-7-75       75.0000%  01/94       52.0000%   48.7500%
  35 CASSIDY 19-9-76       75.0000%  01/94       52.0000%   48.7500%
  36 CASSIDY 20-10-86      75.0000%  01/94       52.0000%   48.7500%
  37 CASSIDY 20-12-87      75.0000%  01/94       52.0000%   48.7500%
  38 CASSIDY 20-14-88      75.0000%  01/94       52.0000%   48.7500%
  39 CASSIDY 20-16-89      75.0000%  01/94       52.0000%   48.7500%
  40 CASSIDY 20-3-81       75.0000%  01/94       52.0000%   48.7500%
  41 CASSIDY 20-5-82       75.0000%  01/94       52.0000%   48.7500%
  42 CASSIDY 20-6-83       75.0000%  01/94       52.0000%   48.7500%
  43 CASSIDY 20-7-84       75.0000%  01/94       52.0000%   48.7500%
  44 CASSIDY 20-8-85       75.0000%  01/94       52.0000%   48.7500%
  45 CASSIDY 21-10-105     75.0000%  01/94       52.0000%   48.7500%
  46 CASSIDY 21-11-106     75.0000%  01/94       52.0000%   48.7500%
  47 CASSIDY 21-14-118     75.0000%  01/94       52.0000%   48.7500%
  48 CASSIDY 21-2-102      75.0000%  01/94       52.0000%   48.7500%
  49 CASSIDY 21-3-116      75.0000%  01/94       52.0000%   48.7500%
  50 CASSIDY 21-4-117      75.0000%  01/94       52.0000%   48.7500%

                                       a
                                    part i

                                                            SCHEDULE A
                                                              Part I

     DOMINION RESOURCES                                                       THE UNDERLYING PROPERTIES
                                                                                 TOTAL      TOTAL      TOTAL      TOTAL
                          PERMIT        PRORATION                                 WI         NRI       ORRI        RI
 NUM    WELL NAME & #     NUMBER          UNIT          DESCRIPTION SEC-TWN-RN     %          %          %          %
==========================================================================================================================
  51 CASSIDY 21-6-103     6175-C         S/2NW/4              21-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  52 CASSIDY 21-8-104     6176-C         E/2NE/4              21-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  53 CASSIDY 22-13-112    6088-C         SW/4SW/4             22-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  54 CASSIDY 22-14-113    6106-C         SE/4SW/4             22-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  55 CASSIDY 22-1-107     6852-C   NE/4NE/4 E/2NW/4NE/4       22-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  56 CASSIDY 22-3-108     6086-C   NE/4NW/4 W/2NW/4NE/4       22-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  57 CASSIDY 22-6-110     6105-C         SE/4NW/4             22-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  58 CASSIDY 22-7-111     6087-C         S/2NE/4              22-18S-8W         100.0000%   80.0791%    0.0000%   80.0791%
  59 CASSIDY 25-10-1      5610-C         NW/4SE/4             25-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
  60 CASSIDY 25-12-14     5742-C         W/2SW/4              25-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
  61 CASSIDY 25-14-21     5636-C         SE/4SW/4             25-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
  62 CASSIDY 25-15-20     5585-C         SW/4SE/4             25-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
  63 CASSIDY 25-16-1      5492-C         E/2SE/4              25-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
  64 CASSIDY 25-3-11      5502-C         NE/4NW/4             25-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
  65 CASSIDY 25-4-66      5888-C         NW/4NW/4             25-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
  66 CASSIDY 25-5-67      5889-C         SW/4NW/4             25-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
  67 CASSIDY 25-6-13      5507-C         SE/4NW/4             25-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
  68 CASSIDY 26-10-123    6227-C    NW/4SE/4 SW/4NE/4         26-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
  69 CASSIDY 26-8-122     6364-C    SE/4NE/4 NE/4SE/4         26-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
  70 CASSIDY 28-1-114     6292-C   NE/4NE/4 E/2NW/4NE/4       28-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  71 CASSIDY 28-7-115     6273-C         SW/4NE/4             28-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  72 CASSIDY 28-8-131     9820-C         SE/4NE/4             28-18S-8W         100.0000%   80.0106%    0.0000%   80.0106%
  73 CASSIDY 29-10-99     9669-C         W/2SE/4              29-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  74 CASSIDY 29-1-95      5954-C         NE/4NE/4             29-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  75 CASSIDY 29-2-98      5955-C         NW/4NE/4             29-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  76 CASSIDY 29-3-90      5951-C         NE/4NW/4             29-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  77 CASSIDY 29-4-91      5952-C         NW/4NW/4             29-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  78 CASSIDY 29-5-92      5953-C         SW/4NW/4             29-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  79 CASSIDY 29-6-93      6042-C   SE/4NW/4 W/2SW/4NE/4       29-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  80 CASSIDY 29-9-94      6144-C         SW/4NE/4             29-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  81 CASSIDY 30-12-15     5743-C    NW/4SW/4 SW/4NW/4         30-18S-8W         100.0000%   83.7500%    0.0000%   83.7500%
  82 CASSIDY 30-13-1      5491-C         SW/4SW/4             30-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  83 CASSIDY 30-14-1      5496-C         SE/4SW/4             30-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  84 CASSIDY 30-15-12     5518-C         S/2SE/4              30-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  85 CASSIDY 30-2-119     6198-C         N/2NE/4              30-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  86 CASSIDY 30-4-120     6233-C         N/2NW/4              30-18S-8W         100.0000%   83.7500%    0.0000%   83.7500%
  87 CASSIDY 30-8-121     6234-C         S/2NE/4              30-18S-8W         100.0000%   83.7500%    0.0000%   83.7500%
  88 CASSIDY 31-10-124    6190-C   NW/4SE/4 E/2NE/4SW/4       31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  89 CASSIDY 31-12-125    6189-C   NW/4SW/4 W/2NE/4SW/4       31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  90 CASSIDY 31-14-65     5887-C    SE/4SW/4 SW/4SE/4         31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  91 CASSIDY 31-16-69     5891-C         E/2SE/4              31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  92 CASSIDY 31-1-17      5554-C         NE/4NE/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  93 CASSIDY 31-2-10      5555-C         NW/4NE/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  94 CASSIDY 31-3-16      5556-C         NE/4NW/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  95 CASSIDY 31-4-1       5490-C         NW/4NW/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  96 CASSIDY 31-5-1A      5601-C         SW/4NW/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  97 CASSIDY 31-6-18      5508-C         SE/4NW/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  98 CASSIDY 31-8-70      5894-C         S/2NE/4              31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
  99 CASSIDY 32-10-45     5696-C         NW/4SE/4             32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 100 CASSIDY 32-11-35     5680-C         NE/4SW/4             32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 101 CASSIDY 32-12-62     5753-C         NW/4SW/4             32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 102 CASSIDY 32-13-46     5697-C         SW/4SW/4             32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 103 CASSIDY 32-14-36     5708-C         SE/4SW/4             32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 104 CASSIDY 32-15-38     5703-C         S/2SE/4              32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 105 CASSIDY 32-1-101     9670-C    NE/4NE/4 SE/4SE/4         32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 106 CASSIDY 32-2-41      5682-C         NW/4NE/4             32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 107 CASSIDY 32-4-33      5649-C         NW/4NW/4             32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 108 CASSIDY 32-6-40      5812-C         S/2NW/4              32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 109 CASSIDY 32-7-39      5783-C         SW/4NE/4             32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 110 CASSIDY 32-8-34      5782-C         SE/4NE/4             32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%


     DOMINION RESOURCES                            THE        THE
                             APO                 ROYALTY    ROYALTY
                           COMPANY  PAYOUT      INTERESTS  INTERESTS
 NUM    WELL NAME & #     INTEREST   DATE         BPO         APO
========================  ==========================================
  51 CASSIDY 21-6-103       75.0000%  01/94       52.0000%   48.7500%
  52 CASSIDY 21-8-104       75.0000%  01/94       52.0000%   48.7500%
  53 CASSIDY 22-13-112      75.0000%  01/94       52.0000%   48.7500%
  54 CASSIDY 22-14-113      75.0000%  01/94       52.0000%   48.7500%
  55 CASSIDY 22-1-107       75.0000%  01/94       52.0000%   48.7500%
  56 CASSIDY 22-3-108       75.0000%  01/94       52.0000%   48.7500%
  57 CASSIDY 22-6-110       75.0000%  01/94       52.0000%   48.7500%
  58 CASSIDY 22-7-111       75.0000%  01/94       52.0514%   48.7500%
  59 CASSIDY 25-10-1        75.0000%  09/94       52.0000%   48.7500%
  60 CASSIDY 25-12-14       75.0000%  09/94       52.0000%   48.7500%
  61 CASSIDY 25-14-21       75.0000%  09/94       52.0000%   48.7500%
  62 CASSIDY 25-15-20       75.0000%  09/94       52.0000%   48.7500%
  63 CASSIDY 25-16-1        75.0000%  09/94       52.0000%   48.7500%
  64 CASSIDY 25-3-11        75.0000%  09/94       52.0000%   48.7500%
  65 CASSIDY 25-4-66        75.0000%  09/94       52.0000%   48.7500%
  66 CASSIDY 25-5-67        75.0000%  09/94       52.0000%   48.7500%
  67 CASSIDY 25-6-13        75.0000%  09/94       52.0000%   48.7500%
  68 CASSIDY 26-10-123      75.0000%  09/94       52.0000%   48.7500%
  69 CASSIDY 26-8-122       75.0000%  09/94       52.0000%   48.7500%
  70 CASSIDY 28-1-114       75.0000%  01/94       52.0000%   48.7500%
  71 CASSIDY 28-7-115       75.0000%  01/94       52.0000%   48.7500%
  72 CASSIDY 28-8-131       75.0000%  01/94       52.0069%   48.7500%
  73 CASSIDY 29-10-99       75.0000%  01/94       52.0000%   48.7500%
  74 CASSIDY 29-1-95        75.0000%  01/94       52.0000%   48.7500%
  75 CASSIDY 29-2-98        75.0000%  01/94       52.0000%   48.7500%
  76 CASSIDY 29-3-90        75.0000%  01/94       52.0000%   48.7500%
  77 CASSIDY 29-4-91        75.0000%  01/94       52.0000%   48.7500%
  78 CASSIDY 29-5-92        75.0000%  01/94       52.0000%   48.7500%
  79 CASSIDY 29-6-93        75.0000%  01/94       52.0000%   48.7500%
  80 CASSIDY 29-9-94        75.0000%  01/94       52.0000%   48.7500%
  81 CASSIDY 30-12-15       75.0000%  09/94       54.4375%   48.7500%
  82 CASSIDY 30-13-1        75.0000%  09/94       52.0000%   48.7500%
  83 CASSIDY 30-14-1        75.0000%  09/94       52.0000%   48.7500%
  84 CASSIDY 30-15-12       75.0000%  09/94       52.0000%   48.7500%
  85 CASSIDY 30-2-119       75.0000%  01/94       52.0000%   48.7500%
  86 CASSIDY 30-4-120       75.0000%  01/94       54.4375%   48.7500%
  87 CASSIDY 30-8-121       75.0000%  01/94       54.4375%   48.7500%
  88 CASSIDY 31-10-124      75.0000%  09/94       52.0000%   48.7500%
  89 CASSIDY 31-12-125      75.0000%  09/94       52.0000%   48.7500%
  90 CASSIDY 31-14-65       75.0000%  09/94       52.0000%   48.7500%
  91 CASSIDY 31-16-69       75.0000%  02/95       52.0000%   48.7500%
  92 CASSIDY 31-1-17        75.0000%  09/94       52.0000%   48.7500%
  93 CASSIDY 31-2-10        75.0000%  09/94       52.0000%   48.7500%
  94 CASSIDY 31-3-16        75.0000%  09/94       52.0000%   48.7500%
  95 CASSIDY 31-4-1         75.0000%  09/94       52.0000%   48.7500%
  96 CASSIDY 31-5-1A        75.0000%  09/94       52.0000%   48.7500%
  97 CASSIDY 31-6-18        75.0000%  09/94       52.0000%   48.7500%
  98 CASSIDY 31-8-70        75.0000%  09/94       52.0000%   48.7500%
  99 CASSIDY 32-10-45       75.0000%  02/95       52.0000%   48.7500%
 100 CASSIDY 32-11-35       75.0000%  02/95       52.0000%   48.7500%
 101 CASSIDY 32-12-62       75.0000%  02/95       52.0000%   48.7500%
 102 CASSIDY 32-13-46       75.0000%  02/95       52.0000%   48.7500%
 103 CASSIDY 32-14-36       75.0000%  02/95       52.0000%   48.7500%
 104 CASSIDY 32-15-38       75.0000%  02/95       52.0000%   48.7500%
 105 CASSIDY 32-1-101       75.0000%  02/95       52.0000%   48.7500%
 106 CASSIDY 32-2-41        75.0000%  02/95       52.0000%   48.7500%
 107 CASSIDY 32-4-33        75.0000%  02/95       52.0000%   48.7500%
 108 CASSIDY 32-6-40        75.0000%  02/95       52.0000%   48.7500%
 109 CASSIDY 32-7-39        75.0000%  02/95       52.0000%   48.7500%
 110 CASSIDY 32-8-34        75.0000%  02/95       52.0000%   48.7500%

                                       A
                                    PART I

                                                            SCHEDULE A
                                                              Part I

     DOMINION RESOURCES                                                       THE UNDERLYING PROPERTIES
                                                                                 TOTAL      TOTAL      TOTAL      TOTAL
                          PERMIT        PRORATION                                 WI         NRI       ORRI        RI
 NUM    WELL NAME & #     NUMBER          UNIT          DESCRIPTION SEC-TWN-RN     %          %          %          %
==========================================================================================================================
 111 CASSIDY 32-9-37      5681-C         NE/4SE/4             32-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 112 CASSIDY 36-10-28     5643-C         NW/4SE/4             36-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
 113 CASSIDY 36-11-27     5642-C    NE/4SW/4 SE/4NW/4         36-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
 114 CASSIDY 36-12-26     5641-C         NW/4SW/4             36-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
 115 CASSIDY 36-13-29     5644-C         SW/4SW/4             36-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
 116 CASSIDY 36-14-30     5645-C         SE/4SW/4             36-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
 117 CASSIDY 36-15-31     5646-C         SW/4SE/4             36-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
 118 CASSIDY 36-16-3      6248-C    SE/4SE/4 SW/4SW/4    36-18S-9W 31-18S-8W    100.0000%   80.0234%    0.0000%   80.0234%
 119 CASSIDY 36-1-19      5509-C         NE/4NE/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 120 CASSIDY 36-2-1       5493-C         NW/4NE/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 121 CASSIDY 36-3-23      5638-C         NE/4NW/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 122 CASSIDY 36-4-22      5637-C         NW/4NW/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 123 CASSIDY 36-5-24      5639-C         SW/4NW/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 124 CASSIDY 36-7-25      5640-C         SW/4NE/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 125 CASSIDY 36-8-4       5557-C         SE/4NE/4             31-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 126 CASSIDY 36-9-71      5922-C         NE/4SE/4             36-18S-9W         100.0000%   80.0000%    0.0000%   80.0000%
 127 CASSIDY 5-11-56      5800-C         NE/4SW/4              5-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 128 CASSIDY 5-13-48      5799-C         S/2SW/4               5-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 129 CASSIDY 5-14-57      5815-C         SE/4SW/4              5-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 130 CASSIDY 5-2-126      6253-C    SE/4NW/4 NW/4NE/4          5-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 131 CASSIDY 5-4-49       5709-C         NW/4NW/4              5-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 132 CASSIDY 5-5-50       5814-C         SW/4NW/4              5-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 133 CASSIDY 5-6-61       5752-C         SE/4NW4               5-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 134 CASSIDY 6-10-52      7227-C         NW/4SE/4              6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 135 CASSIDY 6-11-54      7229-C         NE/4SW/4              6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 136 CASSIDY 6-13-51      7624-C   S/2NW/4SW/4 SW/4SW/4        6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 137 CASSIDY 6-14-55      7361-C    SE/4SW/4 SW/4SE/4          6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 138 CASSIDY 6-16-68      5890-C         SE/4SE/4              6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 139 CASSIDY 6-2-64       5859-C         NW/4NE/4              6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 140 CASSIDY 6-3-44       5702-C         NE/4NW/4              6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 141 CASSIDY 6-4-42       5671-C        NW/4NW/4               6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 142 CASSIDY 6-5-43       6252-C   SW/4NW/4 N/2NW/4SW/4        6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 143 CASSIDY 6-6-53       7228-C         SE/4NW/4              6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 144 CASSIDY 6-7-129      7311-C         S/2NE/4               6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 145 CASSIDY 6-9-47       5813-C         NE/4SE/4              6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 146 CASSIDY 8-12-58      5801-C         NW/4SW/4              8-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 147 CASSIDY 8-13-59      5861-C         SW/4SW/4              8-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 148 CASSIDY 8-4-63       5860-C         NW/4NW/4              8-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 149 CASSIDY 8-5-60       5802-C         SW/4NW/4              8-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 150 CHEVRON 23-16-18     8250-C         S/2SE/4              23-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 151 CHEVRON 24-16-16     8682-C         S/2SE/4              24-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 152 CHEVRON 25-11-3      5599-C         NE/4SW/4             25-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 153 CHEVRON 25-2-1       5650-C         N/2NE/4              25-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 154 CHEVRON 25-8-2       5651-C         S/2NE/4              25-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 155 CHEVRON 26-5-9       7049-C         W/2NW/4              26-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 156 CHEVRON 27-1-10      7050-C         E/2NE/4              27-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 157 CHEVRON 30-10-8      6245-C    NE/4SW/4 NW/4SE/4         30-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 158 CHRISTIAN 12-5-2     7265-C         W/2NW/4              12-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 159 CLEMENTS 34-11-1     7230-C    NE/4SW/4 NW/4SE/4         34-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 160 CLEMENTS 34-15-1     7476-C         SW/4SE/4             34-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 161 CLEMENTS 34-16-2     7231-C         SE/4SE/4             34-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 162 COLBURN 15-15-2      7385-C         S/2SE/4              15-20S-9W         100.0000%   82.7500%    4.7500%   87.5000%
 163 COLBURN 15-9-1       7379-C         N/2SE/4              15-20S-9W         100.0000%   83.2001%    4.2999%   87.5000%
 164 CUNNINGHAM 10-1-1    6249-C         NE/4NE/4             10-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 165 CUNNINGHAM 10-2-2    6293-C    NE/4NW/4 NW/4NE/4         10-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 166 CUNNINGHAM 28-15-3   8767-C    SW/4SE/4 SE/4SW/4         28-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 167 CUNNINGHAM 34-8-2    7625-C         SE/4NE/4             34-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 168 CUNNINGHAM 35-12-1   7820-C         W/2SW/4              35-19S-9W          78.1250%   65.2344%    4.0000%   69.2344%
 169 DAVANT 1-12-10       6807-C         NW/4SW/4              1-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 170 DAVANT 1-13-11       7312-C         S/2SW/4               1-19S-9W         100.0000%   80.7500%    3.6250%   84.3750%


     DOMINION RESOURCES                            THE        THE
                             APO                 ROYALTY    ROYALTY
                           COMPANY  PAYOUT      INTERESTS  INTERESTS
 NUM    WELL NAME & #     INTEREST   DATE         BPO         APO
========================= ==========================================
 111 CASSIDY 32-9-37        75.0000%  02/95       52.0000%   48.7500%
 112 CASSIDY 36-10-28       75.0000%  09/94       52.0000%   48.7500%
 113 CASSIDY 36-11-27       75.0000%  09/94       52.0000%   48.7500%
 114 CASSIDY 36-12-26       75.0000%  09/94       52.0000%   48.7500%
 115 CASSIDY 36-13-29       75.0000%  09/94       52.0000%   48.7500%
 116 CASSIDY 36-14-30       75.0000%  09/94       52.0000%   48.7500%
 117 CASSIDY 36-15-31       75.0000%  09/94       52.0000%   48.7500%
 118 CASSIDY 36-16-3        75.1200%  09/94       52.0152%   48.8280%
 119 CASSIDY 36-1-19        75.0000%  09/94       52.0000%   48.7500%
 120 CASSIDY 36-2-1         75.0000%  09/94       52.0000%   48.7500%
 121 CASSIDY 36-3-23        75.0000%  09/94       52.0000%   48.7500%
 122 CASSIDY 36-4-22        75.0000%  09/94       52.0000%   48.7500%
 123 CASSIDY 36-5-24        75.0000%  09/94       52.0000%   48.7500%
 124 CASSIDY 36-7-25        75.0000%  09/94       52.0000%   48.7500%
 125 CASSIDY 36-8-4         75.0000%  09/94       52.0000%   48.7500%
 126 CASSIDY 36-9-71        75.0000%  09/94       52.0000%   48.7500%
 127 CASSIDY 5-11-56        75.0000%  02/95       52.0000%   48.7500%
 128 CASSIDY 5-13-48        75.0000%  02/95       52.0000%   48.7500%
 129 CASSIDY 5-14-57        75.0000%  02/95       52.0000%   48.7500%
 130 CASSIDY 5-2-126        75.0000%  02/95       52.0000%   48.7500%
 131 CASSIDY 5-4-49         75.0000%  02/95       52.0000%   48.7500%
 132 CASSIDY 5-5-50         75.0000%  02/95       52.0000%   48.7500%
 133 CASSIDY 5-6-61         75.0000%  02/95       52.0000%   48.7500%
 134 CASSIDY 6-10-52        75.0000%  02/95       52.0000%   48.7500%
 135 CASSIDY 6-11-54        75.0000%  02/95       52.0000%   48.7500%
 136 CASSIDY 6-13-51        75.0000%  02/95       52.0000%   48.7500%
 137 CASSIDY 6-14-55        75.0000%  02/95       52.0000%   48.7500%
 138 CASSIDY 6-16-68        75.0000%  02/95       52.0000%   48.7500%
 139 CASSIDY 6-2-64         75.0000%  02/95       52.0000%   48.7500%
 140 CASSIDY 6-3-44         75.0000%  02/95       52.0000%   48.7500%
 141 CASSIDY 6-4-42         75.0000%  02/95       52.0000%   48.7500%
 142 CASSIDY 6-5-43         75.0000%  02/95       52.0000%   48.7500%
 143 CASSIDY 6-6-53         75.0000%  02/95       52.0000%   48.7500%
 144 CASSIDY 6-7-129        75.0000%  02/95       52.0000%   48.7500%
 145 CASSIDY 6-9-47         75.0000%  02/95       52.0000%   48.7500%
 146 CASSIDY 8-12-58        75.0000%  02/95       52.0000%   48.7500%
 147 CASSIDY 8-13-59        75.0000%  02/95       52.0000%   48.7500%
 148 CASSIDY 8-4-63         75.0000%  02/95       52.0000%   48.7500%
 149 CASSIDY 8-5-60         75.0000%  02/95       52.0000%   48.7500%
 150 CHEVRON 23-16-18                             56.8750%   56.8750%
 151 CHEVRON 24-16-16                             56.8750%   56.8750%
 152 CHEVRON 25-11-3                              56.8750%   56.8750%
 153 CHEVRON 25-2-1                               56.8750%   56.8750%
 154 CHEVRON 25-8-2                               56.8750%   56.8750%
 155 CHEVRON 26-5-9                               56.8750%   56.8750%
 156 CHEVRON 27-1-10                              56.8750%   56.8750%
 157 CHEVRON 30-10-8                              56.8750%   56.8750%
 158 CHRISTIAN 12-5-2                             56.8750%   56.8750%
 159 CLEMENTS 34-11-1                             56.8750%   56.8750%
 160 CLEMENTS 34-15-1                             56.8750%   56.8750%
 161 CLEMENTS 34-16-2                             56.8750%   56.8750%
 162 COLBURN 15-15-2                              56.8750%   56.8750%
 163 COLBURN 15-9-1                               56.8750%   56.8750%
 164 CUNNINGHAM 10-1-1                            56.8750%   56.8750%
 165 CUNNINGHAM 10-2-2                            56.8750%   56.8750%
 166 CUNNINGHAM 28-15-3                           56.8750%   56.8750%
 167 CUNNINGHAM 34-8-2                            56.8750%   56.8750%
 168 CUNNINGHAM 35-12-1                           45.0023%   45.0023%
 169 DAVANT 1-12-10                               56.8750%   56.8750%
 170 DAVANT 1-13-11                               54.8438%   54.8438%

                                       A
                                    PART I

                                                            SCHEDULE A
                                                              Part I

     DOMINION RESOURCES                                                       THE UNDERLYING PROPERTIES
                                                                                 TOTAL      TOTAL      TOTAL      TOTAL
                          PERMIT        PRORATION                                 WI         NRI       ORRI        RI
 NUM    WELL NAME & #     NUMBER          UNIT          DESCRIPTION SEC-TWN-RN     %          %          %          %
==========================================================================================================================
 171 DAVANT 21-16-16      8891-C         S/2SE/4              21-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 172 DAVANT 23-13-8       6130-C         W/2SW/4              23-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 173 DAVANT 23-2-9        6120-C         N/2NE/4              23-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 174 DAVANT 23-7-7        6119-C   SW/4NE/4 E/2SE/4NW/4       23-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 175 DAVANT 3-1-12        7953-C         E/2NE/4               3-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 176 DAVANT 3-2-13        8571-C    NE/4NW/4 NW/4NE/4          3-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 177 DAVANT 7-11-4        5826-C         NE/4SW/4              7-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 178 DAVANT 7-12-5        5858-C         NW/4SW/4              7-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 179 DAVANT 7-13-6        5825-C         SW/4SW/4              7-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 180 DAVANT 7-14-1        5656-C         SE/4SW/4              7-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 181 DAVANT 7-4-2         5844-C         NW/4NW/4              7-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 182 DAVANT 7-5-3         5832-C         SW/4NW/4              7-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 183 DAVIS 24-10-4        8855-C    NW/4SE/4 NE/4SW/4         24-18S-9W         100.0000%   87.3047%    0.0000%   87.3047%
 184 DAVIS 24-7-1         8170-C    SE/4NW/4 SW/4NE/4         24-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 185 DAVIS 24-8-2         8251-C         SE/4NE/4             24-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 186 DAVIS 24-9-3         8252-C         E/2SE/4              24-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 187 DEAL 27-4-1          7949-C         NW/4NW/4             27-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 188 DEAL 27-5-2          9821-C         SW/4NW/4             27-18S-8W         100.0000%   85.9500%    0.0000%   85.9500%
 189 DRUMMOND 6-1-1       6449-C         NE/4NE/4              6-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 190 EARNEST 15-10-2      6763-C         N/2SE/4              15-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 191 EARNEST 15-15-5      6764-C    SE/4SW/4 SW/4SE/4         15-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 192 EARNEST 15-16-4      6867-C         SE/4SE/4             15-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 193 EARNEST 24-13-1      8681-C         W/2SW/4              24-18S-9W         100.0000%   87.1094%    0.0000%   87.1094%
 194 F A BANK 12-1-4      6758-C         E/2NE/4              12-19S-9W         100.0000%   84.5000%    7.9541%   92.4541%
 195 F A BANK 25-10-17    7095-C         NW/4SE/4             25-19S-9W          78.1250%   60.9375%   18.9083%   79.8458%
 196 F A BANK 25-11-2     5404-C         NE/4SW/4             25-19S-9W          78.1250%   60.9375%   18.9083%   79.8458%
 197 F A BANK 25-12-20    7576-C    SW/4NW/4 NW/4SW/4         25-19S-9W          78.1250%   60.9375%   18.9083%   79.8458%
 198 F A BANK 25-14-1     5397-C   SW/4SW/4 W/2SE/4SW/4       25-19S-9W          78.1250%   60.9375%   18.9083%   79.8458%
 199 F A BANK 25-15-3A    5416-C   SW/4SE/4 E/2SE/4SW/4       25-19S-9W          78.1250%   60.9375%   18.9083%   79.8458%
 200 F A BANK 25-1-13     7793-C         E/2NE/4              25-19S-9W          78.1250%   60.9375%   18.9083%   79.8458%
 201 F A BANK 25-2-14     7094-C         NW/4NE/4             25-19S-9W          78.1250%   60.9375%   18.9083%   79.8458%
 202 F A BANK 25-4-19     7397-C         N/2NW/4              25-19S-9W          78.1250%   60.9375%   18.9083%   79.8458%
 203 F A BANK 25-7-15     7096-C    SE/4NW/4 SW/4NE/4         25-19S-9W          78.1250%   60.9375%   18.9083%   79.8458%
 204 F A BANK 26-16-18    7396-C         SE/4SE/4             26-19S-9W          78.1250%   65.2344%   11.4312%   76.6656%
 205 F A BANK 34-13-21    7266-C         S/2SW/4              34-19S-9W         100.0000%   83.5000%   11.4312%   94.9312%
 206 F A BANK 34-1-6      6969-C         NE/4NE/4             34-18S-9W         100.0000%   87.5000%    9.9083%   97.4083%
 207 F A BANK 35-2-8      6759-C         N/2NE/4              35-18S-9W         100.0000%   87.5000%    9.9083%   97.4083%
 208 F A BANK 35-3-9      6760-C         N/2NW/4              35-18S-9W         100.0000%   87.5000%    9.9083%   97.4083%
 209 F A BANK 35-5-10     6871-C         SW/4NW/4             35-18S-9W         100.0000%   87.5000%    9.9083%   97.4083%
 210 FAB 10-15-24         7957-C         SW/4SE/4             10-19S-9W         100.0000%   84.5000%   10.4312%   94.9312%
 211 FAB 10-16-25A        8313-C         SE/4SE/4             10-19S-9W         100.0000%   84.5000%   10.4312%   94.9312%
 212 FAB 10-9-23          7955-C         N/2SE/4              10-19S-9W         100.0000%   84.5000%   10.4312%   94.9312%
 213 FAB 12-2-5           8890-C    NE/4NW/4 NW/4NE/4         12-19S-9W         100.0000%   84.5000%    7.9541%   92.4541%
 214 FAB 25-16-22         9298-C         E/2SE/4              26-19S-9W          78.1250%   60.9375%   18.9083%   79.8458%
 215 FAB 27-16-28         9873-C         SE/4SE/4             27-20S-9W         100.0000%   84.5000%   10.4312%   94.9312%
 216 FAB 27-9-27          9872-C         NE/4SE/4             27-20S-9W         100.0000%   84.5000%   10.4312%   94.9312%
 217 FAB 34-12-7          8314-C         NW/4SW/4             34-18S-9W         100.0000%   87.5000%    9.9083%   97.4083%
 218 FEDERAL 8-16-12      9668-C   S/2SE/4SE/4 NE/4NE/4  8-18S-8W} 17-18S-8W}   100.0000%   87.5000%    0.0000%   87.5000%
 219 FEDERAL 8-9-10       9667-C   N/2SE/4SE/4 NE/4SE/4        8-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 220 FEDERAL 9-12-7       9333-C         N/2SW/4               9-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 221 FEDERAL 9-14-8       9332-C         S/2SW/4               9-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 222 FEDERAL 9-4-5        9331-C         W/2NW/4               9-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 223 FGLI 26-2-1          7292-C         N/2NE/4              26-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 224 FGLI 26-6-3          7374-C         E/2NW/4              26-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 225 FNB 1-3-1            5943-C         N/2NW/4               1-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 226 FRIEDMAN 10-10-28    6193-C         N/2SE/4              10-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 227 FRIEDMAN 10-15-29    6191-C         S/2SE/4              10-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 228 FRIEDMAN 11-10-8     5816-C    SW/4NE/4 NW/4SE/4         11-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 229 FRIEDMAN 11-11-17    5900-C         E/2SW/4              11-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 230 FRIEDMAN 11-13-18    5905-C         W/2SW/4              11-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%


     DOMINION RESOURCES                            THE        THE
                             APO                 ROYALTY    ROYALTY
                           COMPANY  PAYOUT      INTERESTS  INTERESTS
 NUM    WELL NAME & #     INTEREST   DATE         BPO         APO
====================================================================
 171 DAVANT 21-16-16                            56.8750%   56.8750%
 172 DAVANT 23-13-8                             56.8750%   56.8750%
 173 DAVANT 23-2-9                              56.8750%   56.8750%
 174 DAVANT 23-7-7                              56.8750%   56.8750%
 175 DAVANT 3-1-12                              56.8750%   56.8750%
 176 DAVANT 3-2-13                              56.8750%   56.8750%
 177 DAVANT 7-11-4                              56.8750%   56.8750%
 178 DAVANT 7-12-5                              56.8750%   56.8750%
 179 DAVANT 7-13-6                              56.8750%   56.8750%
 180 DAVANT 7-14-1                              56.8750%   56.8750%
 181 DAVANT 7-4-2                               56.8750%   56.8750%
 182 DAVANT 7-5-3                               56.8750%   56.8750%
 183 DAVIS 24-10-4                              56.7480%   56.7480%
 184 DAVIS 24-7-1                               56.8750%   56.8750%
 185 DAVIS 24-8-2                               56.8750%   56.8750%
 186 DAVIS 24-9-3                               56.8750%   56.8750%
 187 DEAL 27-4-1                                56.8750%   56.8750%
 188 DEAL 27-5-2                                55.8675%   55.8675%
 189 DRUMMOND 6-1-1       75.0000%  02/95       52.0000%   48.7500%
 190 EARNEST 15-10-2                            56.8750%   56.8750%
 191 EARNEST 15-15-5                            56.8750%   56.8750%
 192 EARNEST 15-16-4                            56.8750%   56.8750%
 193 EARNEST 24-13-1                            56.6211%   56.6211%
 194 F A BANK 12-1-4                            60.0952%   60.0952%
 195 F A BANK 25-10-17                          51.8997%   51.8997%
 196 F A BANK 25-11-2                           51.8998%   51.8998%
 197 F A BANK 25-12-20                          51.8997%   51.8997%
 198 F A BANK 25-14-1                           51.8997%   51.8997%
 199 F A BANK 25-15-3A                          51.8997%   51.8997%
 200 F A BANK 25-1-13                           51.8997%   51.8997%
 201 F A BANK 25-2-14                           51.8997%   51.8997%
 202 F A BANK 25-4-19                           51.8997%   51.8997%
 203 F A BANK 25-7-15                           51.8997%   51.8997%
 204 F A BANK 26-16-18                          49.8326%   49.8326%
 205 F A BANK 34-13-21                          61.7053%   61.7053%
 206 F A BANK 34-1-6                            63.3154%   63.3154%
 207 F A BANK 35-2-8                            63.3154%   63.3154%
 208 F A BANK 35-3-9                            63.3154%   63.3154%
 209 F A BANK 35-5-10                           63.3154%   63.3154%
 210 FAB 10-15-24                               61.7053%   61.7053%
 211 FAB 10-16-25A                              61.7053%   61.7053%
 212 FAB 10-9-23                                61.7053%   61.7053%
 213 FAB 12-2-5                                 60.0952%   60.0952%
 214 FAB 25-16-22                               51.8997%   51.8997%
 215 FAB 27-16-28                               61.7053%   61.7053%
 216 FAB 27-9-27                                61.7053%   61.7053%
 217 FAB 34-12-7                                63.3154%   63.3154%
 218 FEDERAL 8-16-12                            56.8750%   56.8750%
 219 FEDERAL 8-9-10                             56.8750%   56.8750%
 220 FEDERAL 9-12-7                             56.8750%   56.8750%
 221 FEDERAL 9-14-8                             56.8750%   56.8750%
 222 FEDERAL 9-4-5                              56.8750%   56.8750%
 223 FGLI 26-2-1                                56.8750%   56.8750%
 224 FGLI 26-6-3                                56.8750%   56.8750%
 225 FNB 1-3-1                                  56.8750%   56.8750%
 226 FRIEDMAN 10-10-28                          53.5438%   53.5438%
 227 FRIEDMAN 10-15-29                          53.5438%   53.5438%
 228 FRIEDMAN 11-10-8                           53.5438%   53.5438%
 229 FRIEDMAN 11-11-17                          53.5438%   53.5438%
 230 FRIEDMAN 11-13-18                          53.5438%   53.5438%


                                       A
                                    PART I

                                                            SCHEDULE A
                                                              Part I

     DOMINION RESOURCES                                                       THE UNDERLYING PROPERTIES
                                                                                 TOTAL      TOTAL      TOTAL      TOTAL
                          PERMIT        PRORATION                                 WI         NRI       ORRI        RI
 NUM    WELL NAME & #     NUMBER          UNIT          DESCRIPTION SEC-TWN-RN     %          %          %          %
==========================================================================================================================
 231 FRIEDMAN 12-1-9      5822-C         NE/4NE/4             12-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 232 FRIEDMAN 12-2-50     8302-C         W/2NE/4              12-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 233 FRIEDMAN 12-8-10     5823-C         SE/4NE/4             12-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 234 FRIEDMAN 13-13-3     5597-C         SW/4SW/4             13-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 235 FRIEDMAN 14-12-34    6688-C         N/2SW/4              14-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 236 FRIEDMAN 14-13-35    8562-C   SW/4SW/4 W/2SE/4SW/4       14-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 237 FRIEDMAN 14-6-33     6687-C         S/2NW/4              14-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 238 FRIEDMAN 18-15-4     6052-C         SW/4SE/4             18-20S-8W         100.0000%   78.0000%    4.3750%   82.3750%
 239 FRIEDMAN 18-2-5      5745-C         NW/4NE/4             18-20S-8W         100.0000%   78.0000%    4.3750%   82.3750%
 240 FRIEDMAN 18-3-31     5915-C         NE/4NW/4             18-20S-8W         100.0000%   78.0000%    4.3750%   82.3750%
 241 FRIEDMAN 18-7-30     5908-C    SW/4NE/4 NW/4SE/4         18-20S-8W         100.0000%   78.0000%    4.3750%   82.3750%
 242 FRIEDMAN 18-8-2      5619-C         SE/4NE/4             18-20S-8W         100.0000%   78.0000%    4.3750%   82.3750%
 243 FRIEDMAN 18-9-1      5473-C         E/2SE/4              18-20S-8W         100.0000%   78.0000%    4.3750%   82.3750%
 244 FRIEDMAN 22-12-53    8382-C         W/2SW/4              22-19S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 245 FRIEDMAN 22-14-38    6690-C         S/2SW/4              22-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 246 FRIEDMAN 22-15-39    6118-C         SW/4SE/4             22-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 247 FRIEDMAN 22-15-54    7869-C          W/2SE/4             22-19S-9W         100.0000%   80.7500%    4.1875%   84.9375%
 248 FRIEDMAN 22-16-55    7870-C         E/2SE/4              22-19S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 249 FRIEDMAN 22-4-52     7979-C         N/2NW/4              22-19S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 250 INTENTIONALLY OMITTED
 251 FRIEDMAN 23-4-41     6122-C         N/2NW/4              23-20S-9W         100.0000%   80.7500%    4.1875%   84.9375%
 252 FRIEDMAN 23-5-40     6121-C    SW/4NW/4 W/2SE/4NW/4      23-20S-9W         100.0000%   75.3333%    8.7500%   84.0833%
 253 FRIEDMAN 2-12-21     5903-C         W/2SW/4               2-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 254 FRIEDMAN 2-14-22     5904-C         E/2SW/4               2-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 255 FRIEDMAN 2-1-15      5831-C   NE/4NE/4 N/2SE/4NE/4        2-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 256 FRIEDMAN 2-5-42      6365-C         W/2NW/4               2-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 257 FRIEDMAN 2-9-16      5830-C   S/2SE/4NE/4 NE/4SE/4        2-20S-9W         100.0000%   81.6667%    4.1250%   85.7917%
 258 FRIEDMAN 30-12-47    7314-C         NW/4SW/4             30-19S-9W          78.1250%   60.9375%    4.3750%   65.3125%
 259 FRIEDMAN 30-13-48    7593-C         SW/4SW/4             30-19S-8W          78.1250%   60.9375%    4.3750%   65.3125%
 260 FRIEDMAN 30-4-45     7349-C         NW/4NW/4             30-19S-8W          78.1250%   60.9375%    4.3750%   65.3125%
 261 FRIEDMAN 30-5-46     7962-C         SW/4NW/4             30-19S-8W          78.1250%   60.9375%    4.3750%   65.3125%
 262 FRIEDMAN 31-12-49    7423-C         W/2SW/4              31-19S-8W          78.1250%   60.9375%    4.3750%   65.3125%
 263 FRIEDMAN 34-10-57    7626-C         NW/4SE/4             34-19S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 264 FRIEDMAN 34-15-58    7871-C         N/2SW/4              36-19S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 265 FRIEDMAN 36-11-56    7474-C         NW/4SE/4             36-19S-9W          78.1250%   60.9375%    6.6875%   67.6250%
 266 FRIEDMAN 36-1-43     7293-C         NE/4NE/4             36-19S-9W          78.1250%   60.9375%    4.3750%   65.3125%
 267 FRIEDMAN 36-3-1      5284-C         NE/4NW/4             36-19S-9W          78.1250%   60.9375%    4.3750%   65.3125%
 268 FRIEDMAN 36-7-44     7313-C    SW/4NE/4 NW/4SE/4         36-19S-9W          78.1250%   60.9375%    6.6875%   67.6250%
 269 FRIEDMAN 36-8-2      5417-C         SE/4NE/4             36-19S-9W          78.1250%   60.9375%    4.3750%   65.3125%
 270 FRIEDMAN 3-15-26     6224-C         S/2SE/4               3-20S-9W         100.0000%   78.0000%    3.8125%   81.8125%
 271 FRIEDMAN 3-6-23      6223-C    SE/4NW/4 NE/4SW/4          3-20S-9W         100.0000%   78.0000%    4.3750%   82.3750%
 272 FRIEDMAN 4-8-59      8614-C         E/2NE/4               4-20S-9W         100.0000%   80.7500%    4.1875%   84.9375%
 273 FRIEDMAN 6-12-13     5841-C         NW/4SW/4              6-20S-8W         100.0000%   78.0000%    4.3750%   82.3750%
 274 FRIEDMAN 6-13-14     5842-C         SW/4SW/4              6-20S-8W         100.0000%   78.0000%    4.3750%   82.3750%
 275 FRIEDMAN 6-4-11      5843-C         NW/4NW/4              6-20S-8W         100.0000%   78.0000%    4.3750%   82.3750%
 276 FRIEDMAN 6-5-12      5840-C         SW/4NW/4              6-20S-8W         100.0000%   78.0000%    4.3750%   82.3750%
 277 FRIEDMAN-ROSE 2-15-1 9263-C         W/2SE/4               2-20S-9W         100.0000%   86.8333%    0.6667%   87.5000%
 278 FRIEDMAN-ROSE 2-16-3 9265-C         SE/4SE/4              2-20S-9W         100.0000%   86.8333%    0.6667%   87.5000%
 279 FRIEDMAN-ROSE 2-7-2  9264-C         W/2NE/4               2-20S-9W         100.0000%   82.4167%    2.5208%   84.9375%
 280 GILBERT 15-12-2      6904-C    NW/4SW/4 NE/4SE/4   15-18S-8W} 16-18S-8W}   100.0000%   83.7500%    0.0000%   83.7500%
 281 GILBERT 15-5-1       7160-C         W/2NW/4              15-18S-8W         100.0000%   83.7500%    0.0000%   83.7500%
 282 GILBERT 15-6-3       9890-C    SE/4NW/4 NE/4SW/4         15-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 283 HALLMAN 17-2-2       7925-C    NE/4NW/4 NW/4NE/4    15-18S-8W 17-18S-8W    100.0000%   87.5000%    0.0000%   87.5000%
 284 HALLMAN 34-8-1       6762-C    SE/4NE/4 NE/4SE/4         34-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 285 HALLMAN 8-14-1       8169-C         SE/4SW/4              8-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 286 HAYES 18-13-3        8295-C         W/2SW/4              18-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 287 HAYES 18-14-4        7978-C         E/2SW/4              18-8S-8W          100.0000%   87.5000%    0.0000%   87.5000%
 288 HAYES 7-16-2         7977-C         S/2SE/4               7-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 289 HINDS 12-11-3        7901-C         NE/4SW/4             12-19S-9W         100.0000%   84.8333%    2.6667%   87.5000%
 290 HINDS 12-6-1         7159-C         SE/4NW/4             12-19S-9W         100.0000%   84.8333%    2.6667%   87.5000%



     DOMINION RESOURCES                            THE        THE
                             APO                 ROYALTY    ROYALTY
                           COMPANY  PAYOUT      INTERESTS  INTERESTS
 NUM    WELL NAME & #     INTEREST   DATE         BPO         APO
====================================================================
 231 FRIEDMAN 12-1-9                            53.5438%   53.5438%
 232 FRIEDMAN 12-2-50                           53.5438%   53.5438%
 233 FRIEDMAN 12-8-10                           53.5438%   53.5438%
 234 FRIEDMAN 13-13-3                           53.5438%   53.5438%
 235 FRIEDMAN 14-12-34                          53.5438%   53.5438%
 236 FRIEDMAN 14-13-35                          53.5438%   53.5438%
 237 FRIEDMAN 14-6-33                           53.5438%   53.5438%
 238 FRIEDMAN 18-15-4                           53.5438%   53.5438%
 239 FRIEDMAN 18-2-5                            53.5438%   53.5438%
 240 FRIEDMAN 18-3-31                           53.5438%   53.5438%
 241 FRIEDMAN 18-7-30                           53.5438%   53.5438%
 242 FRIEDMAN 18-8-2                            53.5438%   53.5438%
 243 FRIEDMAN 18-9-1                            53.5438%   53.5438%
 244 FRIEDMAN 22-12-53                          53.5438%   53.5438%
 245 FRIEDMAN 22-14-38                          53.5438%   53.5438%
 246 FRIEDMAN 22-15-39                          53.5438%   53.5438%
 247 FRIEDMAN 22-15-54                          55.2094%   55.2094%
 248 FRIEDMAN 22-16-55                          53.5438%   53.5438%
 249 FRIEDMAN 22-4-52                           53.5438%   53.5438%
 250 INTENTIONALLY OMITTED
 251 FRIEDMAN 23-4-41                           55.2094%   55.2094%
 252 FRIEDMAN 23-5-40                           54.6542%   54.6542%
 253 FRIEDMAN 2-12-21                           53.5438%   53.5438%
 254 FRIEDMAN 2-14-22                           53.5438%   53.5438%
 255 FRIEDMAN 2-1-15                            53.5438%   53.5438%
 256 FRIEDMAN 2-5-42                            53.5438%   53.5438%
 257 FRIEDMAN 2-9-16                            55.7646%   55.7646%
 258 FRIEDMAN 30-12-47                          42.4531%   42.4531%
 259 FRIEDMAN 30-13-48                          42.4531%   42.4531%
 260 FRIEDMAN 30-4-45                           42.4531%   42.4531%
 261 FRIEDMAN 30-5-46                           42.4531%   42.4531%
 262 FRIEDMAN 31-12-49                          42.4531%   42.4531%
 263 FRIEDMAN 34-10-57                          53.5438%   53.5438%
 264 FRIEDMAN 34-15-58                          53.5438%   53.5438%
 265 FRIEDMAN 36-11-56                          43.9563%   43.9563%
 266 FRIEDMAN 36-1-43                           42.4531%   42.4531%
 267 FRIEDMAN 36-3-1                            42.4531%   42.4531%
 268 FRIEDMAN 36-7-44                           43.9563%   43.9563%
 269 FRIEDMAN 36-8-2                            42.4531%   42.4531%
 270 FRIEDMAN 3-15-26                           53.1781%   53.1781%
 271 FRIEDMAN 3-6-23                            53.5438%   53.5438%
 272 FRIEDMAN 4-8-59                            55.2094%   55.2094%
 273 FRIEDMAN 6-12-13                           53.5438%   53.5438%
 274 FRIEDMAN 6-13-14                           53.5438%   53.5438%
 275 FRIEDMAN 6-4-11                            53.5438%   53.5438%
 276 FRIEDMAN 6-5-12                            53.5438%   53.5438%
 277 FRIEDMAN-ROSE 2-15-1                       56.8750%   56.8750%
 278 FRIEDMAN-ROSE 2-16-3                       56.8750%   56.8750%
 279 FRIEDMAN-ROSE 2-7-2                        55.2094%   55.2094%
 280 GILBERT 15-12-2      75.0000%  09/94       54.4375%   48.7500%
 281 GILBERT 15-5-1       75.0000%  09/94       54.4375%   48.7500%
 282 GILBERT 15-6-3                             56.8750%   56.8750%
 283 HALLMAN 17-2-2                             56.8750%   56.8750%
 284 HALLMAN 34-8-1                             56.8750%   56.8750%
 285 HALLMAN 8-14-1                             56.8750%   56.8750%
 286 HAYES 18-13-3                              56.8750%   56.8750%
 287 HAYES 18-14-4                              56.8750%   56.8750%
 288 HAYES 7-16-2                               56.8750%   56.8750%
 289 HINDS 12-11-3                              56.8750%   56.8750%
 290 HINDS 12-6-1                               56.8750%   56.8750%

                                       A
                                    PART I

                                                            SCHEDULE A
                                                              Part I

     DOMINION RESOURCES                                                       THE UNDERLYING PROPERTIES
                                                                                 TOTAL      TOTAL      TOTAL      TOTAL
                          PERMIT        PRORATION                                 WI         NRI       ORRI        RI
 NUM    WELL NAME & #     NUMBER          UNIT          DESCRIPTION SEC-TWN-RN     %          %          %          %
==========================================================================================================================
 291 HINDS 12-7-2         6851-C    SW/4NE/4 NW/4SE/4         12-19S-9W         100.0000%   84.7333%    2.7667%   87.5000%
 292 HINDS 14-5-4         7816-C         SW/4NW/4             14-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 293 HINDS 14-6-5         7742-C         SE/4NW/4             14-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 294 HOBSON 22-9-1        6115-C         E/2SE/4              22-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 295 HOLMAN 10-11-1       6543-C         N/2SW/4              10-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 296 HOLMAN 13-11-20      8798-C    SE/4NW/4 NE/4SW/4         13-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 297 HOLMAN 13-14-21      8172-C         S/2SW/4              13-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 298 HOLMAN 13-15-22      8296-C         W/2SE/4              13-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 299 HOLMAN 13-7-19       8478-C         W/2NE/4              13-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 300 HOLMAN 14-3-2        7815-C         NE/4NW/4             14-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 301 HOLMAN 14-4-1        7814-C         NW/4NW/4             14-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 302 HOLMAN 15-1-28       9693-C         N/2NE/4              15-18S-8W         100.0000%   83.5938%    0.0000%   83.5938%
 303 HOLMAN 15-8-25       9334-C         S/2NE/4              15-18S-8W         100.0000%   83.5938%    0.0000%   83.5938%
 304 HOLMAN 17-11-31      9726-C    SW/4NW/4 NW/4SW/4         17-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 305 HOLMAN 17-12-15      7477-C         S/2NE/4              17-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 306 HOLMAN 17-13-16      7478-C         S/2SW/4              17-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 307 HOLMAN 18-3-2        8381-C         E/2NW/4              24-18S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 308 HOLMAN 24-1-26       8148-C         N/2NW/4              18-19S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 309 HOLMAN 24-3-27       8572-C         N/2NW/4              24-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 310 HOLMAN 26-4-23       8158-C         NW/4NW/4             26-19S-9W          78.1250%   65.2344%    4.0000%   69.2344%
 311 HOLMAN 26-5-29       7961-C         SW/4NW/4             26-19S-9W          78.1250%   65.2344%    4.0000%   69.2344%
 312 HOLMAN 26-6-24       7524-C         E/2NW/4              26-19S-9W          78.1250%   65.2344%    4.0000%   69.2344%
 313 HOLMAN 34-6-3        7952-C         S/2NW/4              34-18S-9W         100.0000%   87.5000%    4.9541%   92.4541%
 314 HOLMAN 35-12-4       6870-C         NW/4SW/4             35-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 315 HOWELL 12-14-2       7705-C         SE/4SW/4             12-19S-9W         100.0000%   83.9444%    3.5556%   87.5000%
 316 HOWELL 12-15-3       7706-C         SW/4SE/4             12-19S-9W         100.0000%   83.9444%    3.5556%   87.5000%
 317 HOWELL 12-9-1        7704-C         E/2SE/4              12-19S-9W         100.0000%   83.9444%    3.5556%   87.5000%
 318 MAYFIELD 12-10-5     9781-C         W/2SE/4               1-19S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 319 MAYFIELD 12-9-2      5821-C         E/2SE/4              12/20S/9W         100.0000%   78.0000%    5.8750%   83.8750%
 320 MAYFIELD 14-1-1      5679-C         E/2NE/4              14-20S-9W         100.0000%   78.0000%    5.8750%   83.8750%
 321 MAYFIELD 1-3-3       6806-C         E/2NW/4               1-19S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 322 MAYFIELD 1-7-4       6761-C         W/2NE/4               1-19S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 323 MAYFIELD 8-3-1       5926-C         NE/4NW/4              8-19S-8W         100.0000%   80.7500%    4.9375%   85.6875%
 324 MCDANIEL 18-4-1      5600-C         NW/4NW/4             18-20S-8W         100.0000%   78.0000%    9.0000%   87.0000%
 325 MCDANIEL 18-5-2      5588-C         SW/4NW/4             18-20S-8W         100.0000%   78.0000%    9.0000%   87.0000%
 326 MCDANIEL 18-6-3      5590-C         SE/4NW/4             18-20S-8W         100.0000%   78.0000%    9.0000%   87.0000%
 327 MCGUIRE 26-12-6      7283-C         N/2SW/4              26-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 328 MCGUIRE 26-13-3      6730-C         S/2SW/4              26-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 329 MCGUIRE 26-16-1      6222-C         S/2SE/4              26-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 330 MCGUIRE 27-9-4       6731-C         E/2SE/4              27-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 331 MCGUIRE 34-9-5       8301-C         E/2SE/4              34-19S-9W         100.0000%   86.5000%    1.0000%   87.5000%
 332 MILLS 22-14-1        9162-C         E/2SW/4              22-19S-9W         100.0000%   85.5000%    2.0000%   87.5000%
 333 MOODY 22-6-1         7868-C         S/2NW/4              22-19S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 334 MOORE 13-1-1         8679-C         E/2NE/4              13-18S-9W         100.0000%   87.4956%    0.0000%   87.4956%
 335 MOORE 13-9-2         8680-C         E/2SE/4              13-18S-9W         100.0000%   87.4956%    0.0000%   87.4956%
 336 NAUGHER 34-7-1       7163-C         W/2NE/4              34-18S-9W         100.0000%   87.5000%    4.9541%   92.4541%
 337 PAYNE 17-15-1        7479-C         SW/4SE/4             17-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 338 PETTUS 8-5-3         9725-C         W/2NW/4               8-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 339 PETTUS 8-6-2         9871-C         E/2NW/4               8-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 340 PRICE 1-1-1          6576-C         E/2NE/4               1-19S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 341 RICE 2-6-1           6192-C         E/2NW/4               2-20S-9W         100.0000%   78.0000%    6.6875%   84.6875%
 342 SEALY 18-1-1         8765-C         E/2NE/4              18-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 343 SEARCY 11-9-14       5817-C         NE/4SE/4             11-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 344 SEARCY 12-3-16       5824-C         NE/4NW/4             12-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 345 SEARCY 12-6-19       9335-C    SE/4NW/4 NE/4SW/4         12-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 346 SEARCY 17-11-8       5661-C         NE/4SW/4             17-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 347 SEARCY 17-14-9       5616-C         SE/4SW/4             17-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 348 SEARCY 17-5-7        5615-C         SW/4NW/4             17-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 349 SEARCY 17-6-20       9915-C         SE/4NW/4             17-20S-8W         100.0000%   83.7350%    3.7650%   87.5000%
 350 SEARCY 18-11-18      5914-C         N/2SW/4              18-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%


     DOMINION RESOURCES                            THE        THE
                             APO                 ROYALTY    ROYALTY
                           COMPANY  PAYOUT      INTERESTS  INTERESTS
 NUM    WELL NAME & #     INTEREST   DATE         BPO         APO
========================= ==========================================
 291 HINDS 12-7-2                               56.8750%   56.8750%
 292 HINDS 14-5-4                               56.8750%   56.8750%
 293 HINDS 14-6-5                               56.8750%   56.8750%
 294 HOBSON 22-9-1                              56.8750%   56.8750%
 295 HOLMAN 10-11-1                             56.8750%   56.8750%
 296 HOLMAN 13-11-20                            56.8750%   56.8750%
 297 HOLMAN 13-14-21                            56.8750%   56.8750%
 298 HOLMAN 13-15-22                            56.8750%   56.8750%
 299 HOLMAN 13-7-19                             56.8750%   56.8750%
 300 HOLMAN 14-3-2                              56.8750%   56.8750%
 301 HOLMAN 14-4-1                              56.8750%   56.8750%
 302 HOLMAN 15-1-28                             54.3359%   54.3359%
 303 HOLMAN 15-8-25                             54.3359%   54.3359%
 304 HOLMAN 17-11-31                            56.8750%   56.8750%
 305 HOLMAN 17-12-15                            56.8750%   56.8750%
 306 HOLMAN 17-13-16                            56.8750%   56.8750%
 307 HOLMAN 18-3-2                              56.8750%   56.8750%
 308 HOLMAN 24-1-26                             56.8750%   56.8750%
 309 HOLMAN 24-3-27                             56.8750%   56.8750%
 310 HOLMAN 26-4-23                             45.0023%   45.0023%
 311 HOLMAN 26-5-29                             45.0023%   45.0023%
 312 HOLMAN 26-6-24                             45.0023%   45.0023%
 313 HOLMAN 34-6-3                              60.0952%   60.0952%
 314 HOLMAN 35-12-4                             56.8750%   56.8750%
 315 HOWELL 12-14-2                             56.8750%   56.8750%
 316 HOWELL 12-15-3                             56.8750%   56.8750%
 317 HOWELL 12-9-1                              56.8750%   56.8750%
 318 MAYFIELD 12-10-5                           56.8750%   56.8750%
 319 MAYFIELD 12-9-2                            54.5188%   54.5188%
 320 MAYFIELD 14-1-1                            54.5188%   54.5188%
 321 MAYFIELD 1-3-3                             56.8750%   56.8750%
 322 MAYFIELD 1-7-4                             56.8750%   56.8750%
 323 MAYFIELD 8-3-1                             55.6969%   55.6969%
 324 MCDANIEL 18-4-1                            56.5500%   56.5500%
 325 MCDANIEL 18-5-2                            56.5500%   56.5500%
 326 MCDANIEL 18-6-3                            56.5500%   56.5500%
 327 MCGUIRE 26-12-6                            56.8750%   56.8750%
 328 MCGUIRE 26-13-3                            56.8750%   56.8750%
 329 MCGUIRE 26-16-1                            56.8750%   56.8750%
 330 MCGUIRE 27-9-4                             56.8750%   56.8750%
 331 MCGUIRE 34-9-5                             56.8750%   56.8750%
 332 MILLS 22-14-1                              56.8750%   56.8750%
 333 MOODY 22-6-1                               56.8750%   56.8750%
 334 MOORE 13-1-1                               56.8721%   56.8721%
 335 MOORE 13-9-2                               56.8721%   56.8721%
 336 NAUGHER 34-7-1                             60.0952%   60.0952%
 337 PAYNE 17-15-1                              56.8750%   56.8750%
 338 PETTUS 8-5-3                               56.8750%   56.8750%
 339 PETTUS 8-6-2                               56.8750%   56.8750%
 340 PRICE 1-1-1                                56.8750%   56.8750%
 341 RICE 2-6-1                                 55.0469%   55.0469%
 342 SEALY 18-1-1                               56.8750%   56.8750%
 343 SEARCY 11-9-14                             56.8750%   56.8750%
 344 SEARCY 12-3-16                             56.8750%   56.8750%
 345 SEARCY 12-6-19                             56.8750%   56.8750%
 346 SEARCY 17-11-8                             56.8750%   56.8750%
 347 SEARCY 17-14-9                             56.8750%   56.8750%
 348 SEARCY 17-5-7                              56.8750%   56.8750%
 349 SEARCY 17-6-20                             56.8750%   56.8750%
 350 SEARCY 18-11-18                            56.8750%   56.8750%

                                       A
                                    PART I

                                                            SCHEDULE A
                                                              Part I

     DOMINION RESOURCES                                                       THE UNDERLYING PROPERTIES
                                                                                 TOTAL      TOTAL      TOTAL      TOTAL
                          PERMIT        PRORATION                                 WI         NRI       ORRI        RI
 NUM    WELL NAME & #     NUMBER          UNIT          DESCRIPTION SEC-TWN-RN     %          %          %          %
==========================================================================================================================
 351 SEARCY 18-13-6       5586-C         SW/4SW/4             18-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 352 SEARCY 18-14-5       6053-C         SE/4SW/4             18-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 353 SEARCY 19-10-3       5693-C         NW/4SE/4             19-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 354 SEARCY 19-4-1        5571-C         NW/4NW/4             19-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 355 SEARCY 20-3-10       5694-C         NE/4NW/4             20-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 356 SEARCY 20-4-11       5633-C         NW/4NW/4             20-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 357 SEARCY 20-5-12       5634-C         SW/4NW/4             20-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 358 SEARCY 20-6-13       5635-C         SE/4NW/4             20-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 359 SEARCY 24-1-2        5572-C    SE/4SE/4 NE/4NE/4   13-20S-9W} 24-20S-9W    100.0000%   83.5000%    4.0000%   87.5000%
 360 SEARCY 7-15-15       9856-C         SW/4SE/4              7-20S-8W         100.0000%   83.5010%    3.9990%   87.5000%
 361 SEARCY 7-6-17        7498-C         SE/4NW/4              7-20S-8W         100.0000%   83.5000%    4.0000%   87.5000%
 362 SESSIONS 35-15-3     6869-C         S/2SE/4              35-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 363 SESSIONS 35-8-1      6970-C         SE/4NE/4             35-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 364 SESSIONS 35-9-2      6868-C         NE/4SE/4             35-18S-9W         100.0000%   87.5000%    0.0000%   87.5000%
 365 STEDMAN 11-10-10     7356-C    SW/4NE/4 NW/4SE/4         11-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 366 STEDMAN 11-12-11     7308-C         N/2SW/4              11-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 367 STEDMAN 11-14-12     7507-C         S/2SW/4              11-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 368 STEDMAN 11-16-13     7309-C         S/2SE/4              11-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 369 STEDMAN 11-1-5       7305-C         E/2NE/4              11-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 370 STEDMAN 11-2-6       7347-C         NW/4NE/4             11-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 371 STEDMAN 11-3-24      7956-C         NE/4NW/4             11-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 372 STEDMAN 11-4-7       7422-C         NW/4NW/4             11-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 373 STEDMAN 11-5-8       7306-C         S/2NW/4              11-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 374 STEDMAN 11-9-9       7307-C         NE/4SE/4             11-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 375 STEDMAN 13-12-20     7817-C    SW/4NW/4 NW/4SW/4         13-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 376 STEDMAN 13-14-21     7818-C         S/2SW/4              13-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 377 STEDMAN 13-15-22     7867-C         S/2SE/4              13-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 378 STEDMAN 13-1-15      7702-C         NE/4NE/4             13-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 379 STEDMAN 13-2-16      7703-C    NE/4NW/4 NW/4NE/4         13-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 380 STEDMAN 13-4-17      8147-C         NW/4NW/4             13-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 381 STEDMAN 13-6-18      7707-C    SE/4NW/4 SW/4NE/4         13-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 382 STEDMAN 13-9-19      7954-C    SE/4NE/4 NE/4SE/4         13-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 383 STEDMAN 1-11-3       7304-C         NE/4SW/4              1-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 384 STEDMAN 1-15-14      7310-C         W/2SE/4               1-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 385 STEDMAN 1-16-4       7393-C         SE/4SE/4              1-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 386 STEDMAN 1-9-1        7392-C         NW/4SW/4             24-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 387 STOTHART 24-12-1     9608-C         NE/4SE/4              1-19S-9W         100.0000%   84.7273%    1.6364%   86.3636%
 388 STOTHART 24-13-2     9609-C         SW/4SW/4             24-19S-9W         100.0000%   86.1136%    0.8182%   86.9318%
 389 SULLIVAN 4-11-2      9885-C         N/2SW/4               4-18S-8W         100.0000%   86.6071%    0.0000%   86.6071%
 390 THORNHILL 12-13-1    6145-C         S/2SW/4              12-20S-9W         100.0000%   83.5000%    4.0000%   87.5000%
 391 TURNER 17-10-1       8090-C         NW/4SE/4             17-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 392 TURNER 17-16-1       7348-C         SE/4SE/4             17-18S-8W         100.0000%   87.5000%    0.0000%   87.5000%
 393 USX  9-6-20          8171-C         E/2NW/4               9-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 394 USX 14-10-43         9916-C         W/2SE/4              14-18S-8W         100.0000%   80.6188%    0.0000%   80.6188%
 395 USX 14-11-25         6866-C         NE/4SW/4             14-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 396 USX 14-13-37         7158-C         W/2SW/4              14-18S-8W         100.0000%   83.7500%    0.0000%   83.7500%
 397 USX 14-14-44         8996-C         SE/4SW/4             14-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 398 USX 14-3-45          9656-C         NE/4NW/4             14-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 399 USX 14-5-24          7093-C         S/2NW/4              14-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 400 USX 15-13-27         6371-C    SW/4SW/4 SE/4SE/4    15-18S-8W 16-18S-8W    100.0000%   80.0000%    0.0000%   80.0000%
 401 USX 16-11-33         8102-C    NE/4SW/4 NW/4SE/4         16-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 402 USX 16-13-34         6579-C         W/2SW/4              16-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 403 USX 16-15-35         6580-C    SE/4SW/4 SW/4SE/4         16-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 404 USX 16-2A-40         7951-C         N/2NE/4              16-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 405 USX 16-4-29          6755-C         N/2NW/4              16-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 406 USX 16-5-30          6756-C         S/2NW/4              16-18S-SW         100.0000%   80.0000%    0.0000%   80.0000%
 407 USX 16-7-31          6577-C         SW/4NE/4             16-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 408 USX 16-8-28          7672-C         SE/4NE/4             16-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 409 USX 21-15-11         6280-C         SW/4SE/4             21-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 410 USX 21-16-12         7161-C         E/2SE/4              21-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%


     DOMINION RESOURCES                            THE        THE
                             APO                 ROYALTY    ROYALTY
                           COMPANY  PAYOUT      INTERESTS  INTERESTS
 NUM    WELL NAME & #     INTEREST   DATE         BPO         APO
========================= ==========================================
 351 SEARCY 18-13-6                             56.8750%   56.8750%
 352 SEARCY 18-14-5                             56.8750%   56.8750%
 353 SEARCY 19-10-3                             56.8750%   56.8750%
 354 SEARCY 19-4-1                              56.8750%   56.8750%
 355 SEARCY 20-3-10                             56.8750%   56.8750%
 356 SEARCY 20-4-11                             56.8750%   56.8750%
 357 SEARCY 20-5-12                             56.8750%   56.8750%
 358 SEARCY 20-6-13                             56.8750%   56.8750%
 359 SEARCY 24-1-2                              56.8750%   56.8750%
 360 SEARCY 7-15-15                             56.8750%   56.8750%
 361 SEARCY 7-6-17                              56.8750%   56.8750%
 362 SESSIONS 35-15-3                           56.8750%   56.8750%
 363 SESSIONS 35-8-1                            56.8750%   56.8750%
 364 SESSIONS 35-9-2                            56.8750%   56.8750%
 365 STEDMAN 11-10-10                           52.8125%   52.8125%
 366 STEDMAN 11-12-11                           52.8125%   52.8125%
 367 STEDMAN 11-14-12                           52.8125%   52.8125%
 368 STEDMAN 11-16-13                           52.8125%   52.8125%
 369 STEDMAN 11-1-5                             52.8125%   52.8125%
 370 STEDMAN 11-2-6                             52.8125%   52.8125%
 371 STEDMAN 11-3-24                            52.8125%   52.8125%
 372 STEDMAN 11-4-7                             52.8125%   52.8125%
 373 STEDMAN 11-5-8                             52.8125%   52.8125%
 374 STEDMAN 11-9-9                             52.8125%   52.8125%
 375 STEDMAN 13-12-20                           52.8125%   52.8125%
 376 STEDMAN 13-14-21                           52.8125%   52.8125%
 377 STEDMAN 13-15-22                           52.8125%   52.8125%
 378 STEDMAN 13-1-15                            52.8125%   52.8125%
 379 STEDMAN 13-2-16                            52.8125%   52.8125%
 380 STEDMAN 13-4-17                            52.8125%   52.8125%
 381 STEDMAN 13-6-18                            52.8125%   52.8125%
 382 STEDMAN 13-9-19                            52.8125%   52.8125%
 383 STEDMAN 1-11-3                             52.8125%   52.8125%
 384 STEDMAN 1-15-14                            52.8125%   52.8125%
 385 STEDMAN 1-16-4                             52.8125%   52.8125%
 386 STEDMAN 1-9-1                              52.8125%   52.8125%
 387 STOTHART 24-12-1                           56.1364%   56.1364%
 388 STOTHART 24-13-2                           56.5057%   56.5057%
 389 SULLIVAN 4-11-2                            56.2946%   56.2946%
 390 THORNHILL 12-13-1                          56.8750%   56.8750%
 391 TURNER 17-10-1                             56.8750%   56.8750%
 392 TURNER 17-16-1                             56.8750%   56.8750%
 393 USX  9-6-20          75.0000%  09/94       52.0000%   48.7500%
 394 USX 14-10-43         76.8600%  09/94       52.4022%   49.9590%
 395 USX 14-11-25         75.0000%  09/94       52.0000%   48.7500%
 396 USX 14-13-37         75.0000%  09/94       54.4375%   48.7500%
 397 USX 14-14-44         75.0000%  09/94       52.0000%   48.7500%
 398 USX 14-3-45          75.0000%  09/94       52.0000%   48.7500%
 399 USX 14-5-24          75.0000%  09/94       52.0000%   48.7500%
 400 USX 15-13-27         75.0000%  09/94       52.0000%   48.7500%
 401 USX 16-11-33         75.0000%  09/94       52.0000%   48.7500%
 402 USX 16-13-34         75.0000%  09/94       52.0000%   48.7500%
 403 USX 16-15-35         75.0000%  09/94       52.0000%   48.7500%
 404 USX 16-2A-40         75.0000%  09/94       52.0000%   48.7500%
 405 USX 16-4-29          75.0000%  09/94       52.0000%   48.7500%
 406 USX 16-5-30          75.0000%  09/94       52.0000%   48.7500%
 407 USX 16-7-31          75.0000%  09/94       52.0000%   48.7500%
 408 USX 16-8-28          75.0000%  09/94       52.0000%   48.7500%
 409 USX 21-15-11         75.0000%  01/94       52.0000%   48.7500%
 410 USX 21-16-12         75.0000%  01/94       52.0000%   48.7500%

                                       A
                                    PART I

                                                            SCHEDULE A
                                                              Part I

     DOMINION RESOURCES                                                       THE UNDERLYING PROPERTIES
                                                                                 TOTAL      TOTAL      TOTAL      TOTAL
                          PERMIT        PRORATION                                 WI         NRI       ORRI        RI
 NUM    WELL NAME & #     NUMBER          UNIT          DESCRIPTION SEC-TWN-RN     %          %          %          %
==========================================================================================================================
 411 USX 22-11-13         6287-C         NE/4SW/4             22-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 412 USX 22-12-14         6284-C    SW/4NW/4 NW/4SW/4         22-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 413 USX 22-4-36          6277-C         NW/4NW/4             22-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 414 USX 23-4-41          9878-C         NW/4NW/4             23-18S-8W         100.0000%   80.7247%    0.0000%   80.7247%
 415 USX 28-3-15          7162-C   W/2NW/4NE/4 NE/4NW/4       28-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 416 USX 28-4-16          6283-C         NW/4NW/4             28-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 417 USX 28-5-17          6272-C         SW/4NW/4             28-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 418 USX 29-11-7          6274-C         NE/4SW/4             29-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 419 USX 29-13-9          9706-C         W/2SW/4              29-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 420 USX 29-14-10         9707-C    SE/4SW/4 NE/4NW/4    29-18S-8W 32-18S-8W    100.0000%   80.0000%    0.0000%   80.0000%
 421 USX 29-8-6           6282-C   E/2SW/4NE/4 SE/4NE/4       29-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 422 USX 30-9-18          6757-C         NE/4SE/4             30-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 423 USX 5-10-2           6286-C         NW/4SE/4              5-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 424 USX 5-15-3           6366-C         SW/4SE/4              5-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 425 USX 5-7-1            6279-C         SW/4NE/4              5-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 426 USX 8-11-5           6281-C         NE/4SW/4              8-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 427 USX 8-14-39          9850-C         SE/4SW/4              8-19S-8W         100.0000%   80.2800%    0.0000%   80.2800%
 428 USX 8-6-4            6335-C         SE/4NW/4              8-19S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 429 USX 9-10-22          6865-C         NW/4SE/4              9-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 430 USX 9-15-23          7899-C         SW/4SE/4              9-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 431 USX 9-16-38          7900-C         E/2SE/4               9-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 432 USX 9-7-21           7898-C         W/2NE/4               9-18S-8W         100.0000%   80.0000%    0.0000%   80.0000%
 433 WEST 11-15-37        5855-C         S/2SE/4              11-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 434 WEST 11-1-34         5811-C         NE/4NE/4             11-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 435 WEST 11-2-35         5818-C         NW/4NE/4             11-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 436 WEST 11-4-41         6194-C         N/2NW/4              11-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 437 WEST 11-5-42         6195-C         S/2NW/4              11-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 438 WEST 11-8-36         5819-C         SE/4NE/4             11-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 439 WEST 13-11-6         5580-C         E/2SW/4              13-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 440 WEST 13-12-4A        5535-C         NW/4SW/4             13-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 441 WEST 13-15-23        5754-C         SW/4SE/4             13-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 442 WEST 13-1-15         5598-C         NE/4NE/4             13-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 443 WEST 13-2-16         5594-C    NE/4NW/4 NW/4NE/4         13-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 444 WEST 13-4-17         5595-C         NW/4NW/4             13-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 445 WEST 13-5-3          5500-C         SW/4NW/4             13-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 446 WEST 13-6-1          5462-C         SE/4NW/4             13-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 447 WEST 13-7-38         5784-C    SW/4NE/4 NW/4SE/4         13-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 448 WEST 13-8-14         5596-C        SE/4/NE/4             13-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 449 WEST 13-9-9          5592-C         NE/4SE/4             13-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 450 WEST 15-10-88        7744-C         NW/4SE/4             15-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 451 WEST 15-11-89        7745-C         NE/4SW/4             15-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 452 INTENTIONALLY OMITTED
 453 WEST 15-13-58        6891-C         S/2SW/4              15-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 454 WEST 15-14-90A       9194-C         SE/4SW/4             15-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 455 WEST 15-16-91        7819-C         S/2SE/4              15-19S-9W     }   100.0000%   78.0000%    3.2500%   81.2500%
 456 WEST 15-1-51         6305-C    NE/4NE/4 NW/4NW/4   15-20S-9W} 14-20S-9W    100.0000%   80.7500%    3.6250%   84.3750%
 457 WEST 15-1-83         7791-C         E/2NE/4              15-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 458 WEST 15-2-52         6887-C         W/2NE/4              15-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 459 WEST 15-3-68         6296-C         N/2NW/4              15-20S-9W         100.0000%   80.7463%    3.6288%   84.3751%
 460 WEST 15-3-84         7792-C    NE/4NW/4 NW/4NE/4         15-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 461 WEST 15-5-85         7959-C         W/2NW/4              15-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 462 WEST 15-6-53         6888-C    SE/4NW/4 NE/4SW/4         15-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 463 WEST 15-6-86         7960-C    SE/4NW/4 SW/4NE/4         15-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 464 WEST 15-8-55         6889-C         SE/4NE/4             15-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 465 WEST 15-9-87         7743-C         NE/4SE/4             15-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 466 WEST 17-12-20        5618-C         NW/4SW/4             17-20S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 467 WEST 17-13-21        5617-C         SW/4SW/4             17-20S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 468 WEST 19-11-13        5589-C         NE/4SW/4             19-20S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 469 WEST 19-12-11        5565-C         NW/4SW/4             19-20S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 470 WEST 19-1-19         5591-C         NE/4NE/4             19-20S-8W         100.0000%   78.0000%    3.2500%   81.2500%


     DOMINION RESOURCES                            THE        THE
                             APO                 ROYALTY    ROYALTY
                           COMPANY  PAYOUT      INTERESTS  INTERESTS
 NUM    WELL NAME & #     INTEREST   DATE         BPO         APO
====================================================================
 411 USX 22-11-13         75.0000%  01/94       52.0000%   48.7500%
 412 USX 22-12-14         75.0000%  01/94       52.0000%   48.7500%
 413 USX 22-4-36          75.0000%  01/94       52.0000%   48.7500%
 414 USX 23-4-41          77.1700%  09/94       52.4710%   50.1605%
 415 USX 28-3-15          75.0000%  01/94       52.0000%   48.7500%
 416 USX 28-4-16          75.0000%  01/94       52.0000%   48.7500%
 417 USX 28-5-17          75.0000%  01/94       52.0000%   48.7500%
 418 USX 29-11-7          75.0000%  01/94       52.0000%   48.7500%
 419 USX 29-13-9          75.0000%  01/94       52.0000%   48.7500%
 420 USX 29-14-10         75.0000%  01/94       52.0000%   48.7500%
 421 USX 29-8-6           75.0000%  01/94       52.0000%   48.7500%
 422 USX 30-9-18          75.0000%  01/94       52.0000%   48.7500%
 423 USX 5-10-2           75.0000%  02/95       52.0000%   48.7500%
 424 USX 5-15-3           75.0000%  02/95       52.0000%   48.7500%
 425 USX 5-7-1            75.0000%  02/95       52.0000%   48.7500%
 426 USX 8-11-5           75.0000%  02/95       52.0000%   48.7500%
 427 USX 8-14-39          75.8400%  02/95       52.1820%   49.2960%
 428 USX 8-6-4            75.0000%  02/95       52.0000%   48.7500%
 429 USX 9-10-22          75.0000%  09/94       52.0000%   48.7500%
 430 USX 9-15-23          75.0000%  09/94       52.0000%   48.7500%
 431 USX 9-16-38          75.0000%  09/94       52.0000%   48.7500%
 432 USX 9-7-21           75.0000%  09/94       52.0000%   48.7500%
 433 WEST 11-15-37                              52.8125%   52.8125%
 434 WEST 11-1-34                               52.8125%   52.8125%
 435 WEST 11-2-35                               52.8125%   52.8125%
 436 WEST 11-4-41                               52.8125%   52.8125%
 437 WEST 11-5-42                               52.8125%   52.8125%
 438 WEST 11-8-36                               52.8125%   52.8125%
 439 WEST 13-11-6                               52.8125%   52.8125%
 440 WEST 13-12-4A                              52.8125%   52.8125%
 441 WEST 13-15-23                              52.8125%   52.8125%
 442 WEST 13-1-15                               52.8125%   52.8125%
 443 WEST 13-2-16                               52.8125%   52.8125%
 444 WEST 13-4-17                               52.8125%   52.8125%
 445 WEST 13-5-3                                52.8125%   52.8125%
 446 WEST 13-6-1                                52.8125%   52.8125%
 447 WEST 13-7-38                               52.8125%   52.8125%
 448 WEST 13-8-14                               52.8125%   52.8125%
 449 WEST 13-9-9                                52.8125%   52.8125%
 450 WEST 15-10-88                              52.8125%   52.8125%
 451 WEST 15-11-89                              52.8125%   52.8125%
 452 INTENTIONALLY OMITTED
 453 WEST 15-13-58                              52.8125%   52.8125%
 454 WEST 15-14-90A                             52.8125%   52.8125%
 455 WEST 15-16-91                              52.8125%   52.8125%
 456 WEST 15-1-51                               54.8438%   54.8438%
 457 WEST 15-1-83                               52.8125%   52.8125%
 458 WEST 15-2-52                               52.8125%   52.8125%
 459 WEST 15-3-68                               54.8438%   54.8438%
 460 WEST 15-3-84                               52.8125%   52.8125%
 461 WEST 15-5-85                               52.8125%   52.8125%
 462 WEST 15-6-53                               52.8125%   52.8125%
 463 WEST 15-6-86                               52.8125%   52.8125%
 464 WEST 15-8-55                               52.8125%   52.8125%
 465 WEST 15-9-87                               52.8125%   52.8125%
 466 WEST 17-12-20                              52.8125%   52.8125%
 467 WEST 17-13-21                              52.8125%   52.8125%
 468 WEST 19-11-13                              52.8125%   52.8125%
 469 WEST 19-12-11                              52.8125%   52.8125%
 470 WEST 19-1-19                               52.8125%   52.8125%

                                       A
                                    PART I

                                                            SCHEDULE A
                                                              Part I

     DOMINION RESOURCES                                                       THE UNDERLYING PROPERTIES
                                                                                 TOTAL      TOTAL      TOTAL      TOTAL
                          PERMIT        PRORATION                                 WI         NRI       ORRI        RI
 NUM    WELL NAME & #     NUMBER          UNIT          DESCRIPTION SEC-TWN-RN     %          %          %          %
==========================================================================================================================
 471 WEST 19-2-10         5707-C         NW/4NE/4             19-20S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 472 WEST 19-3-7          5549-C         NE/4NW/4             19-20S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 473 WEST 19-6-18         5593-C         S/2NW/4              19-20S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 474 WEST 19-7-1          5477-C         SW/4NE/4             19-20S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 475 WEST 19-8-12         5587-C         SE/4NE/4             19-20S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 476 WEST 1-10-29         5810-C   NW/4SE/4 S/2SW/4NE/4        1-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 477 WEST 1-11-30         5804-C         NE/4SW/4              1-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 478 WEST 1-13-31         5805-C   SW/4SW/4 S/2NW/4SW/4        1-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 479 WEST 1-14-32         5806-C   SE/4SW/4 W/2SW/4SE/4        1-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 480 WEST 1-16-33         5829-C   SE/4SE/4 E/2SW/4SE/4        1-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 481 WEST 1-1-24          5808-C         NE/4NE/4              1-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 482 WEST 1-2-25          5828-C   SW/4NW/4 N/2NW/4SW/4        1-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 483 INTENTIONALLY OMITTED
 484 WEST 1-6-39          5807-C         SE/4NW/4              1-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 485 WEST 1-8-27          5809-C         SE/4NE/4              1-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 486 WEST 1-9-28          5803-C         NE/4SE/4              1-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 487 WEST 21-8-71         7315-C         S/2NE/4              21-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 488 WEST 23-3-93         7980-C         NE/4NW/4             23-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 489 WEST 23-5-94         7424-C         W/2NW/4              23-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 490 WEST 23-6-95         9016-C    SE/4NW/4 NE/4SW/4         23-19S-9W          78.1250%   64.6484%    1.6250%   66.2734%
 491 WEST 23-7-96         7627-C         W/2NE/4              23-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 492 WEST 23-8-92         7708-C         E/2NE/4              23-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 493 WEST 27-11-102       7981-C    SE/4NW/4 NE/4SW/4         27-19S-9W          78.1250%   60.9375%    3.8125%   64.7500%
 494 WEST 27-13-103       8091-C         SW/4SW/4             27-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 495 WEST 27-14-104       8159-C    SE/4SW/4 SW/4SE/4         27-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 496 WEST 27-1-59         6123-C         NE/4NE/4             27-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 497 WEST 27-2-60         6124-C         NW/4NE/4             27-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 498 WEST 27-2-97         7399-C         N/2NE/4              27-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 499 WEST 27-4-62         7350-C         N/2NW/4              27-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 500 WEST 27-4-98         8547-C         N/2NW/4              27-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 501 WEST 27-5-65         8766-C         SW/4NW/4             27-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 502 WEST 27-5-99         7963-C    SW/4NW/4 NW/4SW/4         27-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 503 WEST 27-7-100        7400-C    SW/4NE/4 NW/4SE/4         27-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 504 WEST 27-8-101        7473-C    SE/4NE/4 NE/4SE/4         27-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 505 WEST 31-5-82         8303-C         W/2NW/4              31-19S-8W          78.1250%   60.9375%    3.8125%   64.7500%
 506 WEST 33-10-116       7983-C    NE/4SW/4 NW/4SE/4         33-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 507 WEST 33-16-119       8150-C         S/2SE/4              33-19S-9W         100.0000%   80.7500%    3.6250%   84.3750%
 508 WEST 33-2-112        7982-C         N/2NE/4              33-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 509 WEST 33-3-120        7984-C         N/2NW/4              33-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 510 WEST 33-6-114        8160-C    SE/4NW/4 SW/4NE/4         33-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 511 WEST 33-8-115        8161-C    SE/4NE/4 NE/4SE/4         33-19S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 512 WEST 35-10-110       7628-C    NE/4SW/4 NW/4SE/4         35-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 513 WEST 35-14-111       7523-C    SE/4SW/4 SW/4SE/4         35-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 514 WEST 35-2-105        7401-C    NE/4NW/4 NW/4NE/4         35-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 515 WEST 35-4-106        7499-C         W/2NW/4              35-19S-9W          78.1250%   63.0859%    3.6250%   66.7109%
 516 WEST 35-6-107        7402-C    SE/4NW/4 SW/4NE/4         35-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 517 WEST 35-8-108        7425-C         E/2NE/4              35-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 518 WEST 35-9-109        7403-C         E/2SE/4              35-19S-9W          78.1250%   60.9375%    3.2500%   64.1875%
 519 WEST 3-10-49         6226-C         N/2SE/4               3-20S-9W         100.0000%   78.0000%    3.8125%   81.8125%
 520 WEST 3-12-67         6294-C    SW/4NW/4 NW/4SW/4          3-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 521 WEST 3-13-50         6691-C         S/2SW/4               3-20S-9W         100.0000%   80.7500%    3.6250%   84.3750%
 522 WEST 3-2-44          6237-C         N/2NE/4               3-20S-9W         100.0000%   78.0000%    3.8125%   81.8125%
 523 WEST 3-3-22          5744-C         NE/4NW/4              3-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 524 WEST 3-4-45          6225-C         NW/4NW/4              3-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 525 WEST 3-8-48          6295-C         S/2NE/4               3-20S-9W         100.0000%   78.0000%    3.2500%   81.2500%
 526 WEST 7-11-78         8300-C    NE/4SW/4 NW/4SE/4          7-19S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 527 WEST 7-12-79         8257-C    SW/4NW/4 NW/4SW/4          7-19S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 528 WEST 7-13-80         8258-C         S/2SW/4               7-19S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 529 WEST 7-15-81         8259-C         S/2SE/4               7-19S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 530 WEST 7-2-74          8573-C         N/2NE/4               7-19S-8W         100.0000%   78.0000%    3.2500%   81.2500%


     DOMINION RESOURCES                            THE        THE
                             APO                 ROYALTY    ROYALTY
                           COMPANY  PAYOUT      INTERESTS  INTERESTS
 NUM    WELL NAME & #     INTEREST   DATE         BPO         APO
====================================================================
 471 WEST 19-2-10                               52.8125%   52.8125%
 472 WEST 19-3-7                                52.8125%   52.8125%
 473 WEST 19-6-18                               52.8125%   52.8125%
 474 WEST 19-7-1                                52.8125%   52.8125%
 475 WEST 19-8-12                               52.8125%   52.8125%
 476 WEST 1-10-29                               52.8125%   52.8125%
 477 WEST 1-11-30                               52.8125%   52.8125%
 478 WEST 1-13-31                               52.8125%   52.8125%
 479 WEST 1-14-32                               52.8125%   52.8125%
 480 WEST 1-16-33                               52.8125%   52.8125%
 481 WEST 1-1-24                                52.8125%   52.8125%
 482 WEST 1-2-25                                52.8125%   52.8125%
 483 INTENTIONALLY OMITTED
 484 WEST 1-6-39                                52.8125%   52.8125%
 485 WEST 1-8-27                                52.8125%   52.8125%
 486 WEST 1-9-28                                52.8125%   52.8125%
 487 WEST 21-8-71                               52.8125%   52.8125%
 488 WEST 23-3-93                               41.7219%   41.7219%
 489 WEST 23-5-94                               41.7219%   41.7219%
 490 WEST 23-6-95                               43.0777%   43.0777%
 491 WEST 23-7-96                               41.7219%   41.7219%
 492 WEST 23-8-92                               41.7219%   41.7219%
 493 WEST 27-11-102                             42.0875%   42.0875%
 494 WEST 27-13-103                             41.7219%   41.7219%
 495 WEST 27-14-104                             41.7219%   41.7219%
 496 WEST 27-1-59                               52.8125%   52.8125%
 497 WEST 27-2-60                               52.8125%   52.8125%
 498 WEST 27-2-97                               41.7219%   41.7219%
 499 WEST 27-4-62                               52.8125%   52.8125%
 500 WEST 27-4-98                               41.7219%   41.7219%
 501 WEST 27-5-65                               52.8125%   52.8125%
 502 WEST 27-5-99                               41.7219%   41.7219%
 503 WEST 27-7-100                              41.7219%   41.7219%
 504 WEST 27-8-101                              41.7219%   41.7219%
 505 WEST 31-5-82                               42.0875%   42.0875%
 506 WEST 33-10-116                             52.8125%   52.8125%
 507 WEST 33-16-119                             54.8438%   54.8438%
 508 WEST 33-2-112                              52.8125%   52.8125%
 509 WEST 33-3-120                              52.8125%   52.8125%
 510 WEST 33-6-114                              52.8125%   52.8125%
 511 WEST 33-8-115                              52.8125%   52.8125%
 512 WEST 35-10-110                             41.7219%   41.7219%
 513 WEST 35-14-111                             41.7219%   41.7219%
 514 WEST 35-2-105                              41.7219%   41.7219%
 515 WEST 35-4-106                              43.3621%   43.3621%
 516 WEST 35-6-107                              41.7219%   41.7219%
 517 WEST 35-8-108                              41.7219%   41.7219%
 518 WEST 35-9-109                              41.7219%   41.7219%
 519 WEST 3-10-49                               53.1781%   53.1781%
 520 WEST 3-12-67                               52.8125%   52.8125%
 521 WEST 3-13-50                               54.8438%   54.8438%
 522 WEST 3-2-44                                53.1781%   53.1781%
 523 WEST 3-3-22                                52.8125%   52.8125%
 524 WEST 3-4-45                                52.8125%   52.8125%
 525 WEST 3-8-48                                52.8125%   52.8125%
 526 WEST 7-11-78                               52.8125%   52.8125%
 527 WEST 7-12-79                               52.8125%   52.8125%
 528 WEST 7-13-80                               52.8125%   52.8125%
 529 WEST 7-15-81                               52.8125%   52.8125%
 530 WEST 7-2-74                                52.8125%   52.8125%

                                       A
                                    PART I

                                                            SCHEDULE A
                                                              Part I

     DOMINION RESOURCES                                                       THE UNDERLYING PROPERTIES
                                                                                 TOTAL      TOTAL      TOTAL      TOTAL
                          PERMIT        PRORATION                                 WI         NRI       ORRI        RI
 NUM    WELL NAME & #     NUMBER          UNIT          DESCRIPTION SEC-TWN-RN     %          %          %          %
==========================================================================================================================
 531 WEST 7-3-75          8297-C         N/2NW/4               7-19S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 532 WEST 7-6-76          8298-C    SE/4NW/4 SW/4NE/4          7-19S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 533 WEST 7-8-77          8299-C    SE/4NE/4 NE/4SE/4          7-19S-8W         100.0000%   78.0000%    3.2500%   81.2500%
 534 WEYERHAEUSER 5-15-2  9743-C         SW/4SE/4              5-18S-8W         100.0000%   85.0000%    0.0000%   85.0000%
 535 WEYERHAEUSER 5-16-1  9742-C         E/2SE/4               5-18S-8W         100.0000%   85.0000%    0.0000%   85.0000%



     DOMINION RESOURCES                            THE        THE
                             APO                 ROYALTY    ROYALTY
                           COMPANY  PAYOUT      INTERESTS  INTERESTS
 NUM    WELL NAME & #     INTEREST   DATE         BPO         APO
====================================================================
 531 WEST 7-3-75                                52.8125%   52.8125%
 532 WEST 7-6-76                                52.8125%   52.8125%
 533 WEST 7-8-77                                52.8125%   52.8125%
 534 WEYERHAEUSER 5-15-2                        55.2500%   55.2500%
 535 WEYERHAEUSER 5-16-1                        55.2500%   55.2500%



                                       A
                                    PART I


DOMINION BLACK WARRIOR BASIN, INC. - ACTIVE LEASES AS OF 5/1/94                         SCHEDULE A
RGC PROSPECT, TUSCALOOSA COUNTY, AL                                                     Part II

- - -----------------------------------------------------------------------------------------------------
LEASE    LESSOR                               LESSEE                RECORDING      NET #    LEASE
NUMBER                                                              BOOK/PAGE      ACRES    DATE
- - -----------------------------------------------------------------------------------------------------
  1      FNB - Tuskaloosa                     River Gas Co.          960/240       160.00  9/2/87
 2-A     Frank M. Moody                       River Gas Co.          960/243        40.00  9/2/87
 2-B     Farley M. Galbraith                  River Gas Co.          960/246        40.00  9/2/87
 2-C     Charlotte B. Marshall                River Gas Co.          960/249        20.00  9/2/87
 2-D     Frederick M. Blackmon                River Gas Co.          960/252        20.00  9/2/87
 3       Carrie Cunningham, et al             River Gas Co.          960/255       160.00  9/18/87
 4       Raiford E. Cunningham                River Gas Co.          960/258       160.00  9/18/87
 5-A*    Jack H. McGuire, et ux               River Gas Co.          960/264       170.00  9/24/87
 5-B*    William B. McGuire, et ux            River Gas Co.          960/261       170.00  9/24/87
 6       Nannie Turner                        River Gas Corp.        960/318        80.00  10/20/87
 7-A*    First Al. Bank-Alston Est.           River Gas Corp.        960/321       650.00  10/20/87
 7-B     Woodrow Hobson, et ux                River Gas Corp.        960/325        70.00  10/23/87
 8-A     Walter Lee Howell                    River Gas Co.          960/294        17.78  10/12/87
 8-B     Billy Jack Howell                    River Gas Co.          960/297        17.78  10/12/87
 8-C     James Donald Howell                  River Gas Co.          960/300        17.78  10/12/87
 8-D     Lois Howell Galloway                 River Gas Co.          960/303        17.78  10/12/87
 8-E     Cyrus Patton Howell                  River Gas Co.          960/306        17.78  10/12/87
 8-F     Aubery O. Howell                     River Gas Co.          960/309        17.78  10/12/87
 8-G     Maudeen Howell Palmer                River Gas Co.          960/312        17.78  10/12/87
 8-H     Rodney Rozelle Howell                River Gas Co.          960/315        17.78  10/12/87
 8-I     Cynthia Howell Holmes                River Gas Co.          960/394        17.78  10/12/87
 8-J     Dellavinia S. H. Brasher             River Gas Corp.       1011/492        17.78  5/25/89
 9-A     Jessie Ola Sessions                  River Gas Co.          960/267        40.00  10/9/87
 9-B     Lela B. Clements                     River Gas Co.          960/270        40.00  10/8/87
 9-C     Susie L. Bolton                      River Gas Co.          960/273        40.00  10/8/87
 9-D     Walter R. Watson                     River Gas Co.          960/276        20.00  10/8/87
 9-E     Naomi Ruth Marcum                    River Gas Co.          960/279        20.00  10/8/87
 10      Mildred L. Davis, et vir             River Gas Co.          960/282       160.00  9/24/87
 11      Buster Hallman, et ux                River Gas Co.          960/285        40.00  10/2/87
 12      Ella R. Davis                        River Gas Co.          960/288        80.00  10/3/87
 13      Frank Maxwell Jr., et ux             River Gas Co.          960/291        60.00  10/8/87
 16      First Rep. Bank of                   River Gas Corp.        968/040       840.00  2/5/88
          Corsicana (Davant)
 17      George Christian, et al              River Gas Co. Inc.     968/026       120.00  1/15/88
 18      George S. Wright, et al              River Gas Co. Inc.     968/032       160.00  1/18/88
 19      Alice D. Reynolds, et al (Searcy-    River Gas Corp.        969/295       837.64  12/23/87
          Christian-Mayfield)
 20-A    George B. Rayburn, et al (Sam        River Gas Corp.        972/278        64.00  4/15/88
          Friedman Estate)
 20-B    Helen F. Blackshear, et al (Annie L. River Gas Corp.        972/282        16.00  4/15/88
          F. Estate)
 22      Chevron U.S.A. Inc.                  River Gas Corp.        971/437       480.00  3/24/88
 23-A    J.J. Mayfield                        River Gas Corp.        975/415        40.00  5/19/88

                                       A
                                    PART II


DOMINION BLACK WARRIOR BASIN, INC. - ACTIVE LEASES AS OF 5/1/94                         SCHEDULE A
RGC PROSPECT, TUSCALOOSA COUNTY, AL                                                     Part II

- - -----------------------------------------------------------------------------------------------------
LEASE    LESSOR                               LESSEE                RECORDING      NET #    LEASE
NUMBER                                                              BOOK/PAGE      ACRES    DATE
- - -----------------------------------------------------------------------------------------------------
 23-B*   Richard P. Holman, et al             River Gas Co., Inc.    974/294       500.00  1/14/88
 25      Lily S. Thornhill, et al             River Gas Corp.        974/247       120.00  4/1/88
 26      George Hinton Holman                 River Gas Corp.        977/110        80.00  5/12/88
 33-A    Francis C. Glisson                   River Gas Corp.        991/199        40.00  8/15/88
 33-B    Robert P. Colburn                    River Gas Corp.        991/202        40.00  8/15/88
 34-A    Margie Hayes, et vir                 River Gas Corp.        991/193       160.00  8/12/88
 34-B    Ervin Z. Foley                       River Gas Corp.        991/196       160.00  8/12/88
 35      Wood Roe Earnest, et ux              River Gas Corp.        990/585        45.00  8/18/88
 40-A    Woodrow Hobson, Jr., et ux           River Gas Corp.        991/069        17.78  9/24/88
 40-B    Lena Hobson, et al                   River Gas Corp.        991/114         8.89  8/31/88
 40-C    Marie Lawler, et vir                 River Gas Corp.        991/118        35.56  8/19/88
 40-D    George Zik, et ux                    River Gas Corp.        991/121         8.89  8/22/88
 40-E    Charlotte McEachin                   River Gas Corp.        991/124         8.89  8/23/88
 42-A    Charles C. Earnest, et vir           River Gas Corp.        991/127       186.06  8/5/88
 42-B    Annie M. Earnest                     River Gas Corp.        991/136        10.53  8/29/88
 42-C    Helen A. Randolph                    River Gas Corp.        991/130        21.06  8/29/88
 42-D    Jean A. Bryant                       River Gas Corp.        991/133        21.06  8/29/88
 42-E    Margaret E. Toxey                    River Gas Corp.        991/142        16.85  8/29/88
 42-F    Herman B. Earnest, et ux             River Gas Corp.        991/163         2.63  8/30/88
 42-G    Melba Earnest                        River Gas Corp.        991/139         4.21  8/29/88
 42-H    Eunice Earnest Crump                 River Gas Corp.        991/151         6.15  8/30/88
 42-I    Lera Earnest Brazier                 River Gas Corp.        991/160         6.15  8/30/88
 42-J    Henry F. Earnest                     River Gas Corp.        991/148         6.15  8/30/88
 42-K    Vera Earnest Reed                    River Gas Corp.        991/145         6.15  8/30/88
 42-L    William R. Goodman                   River Gas Corp.        991/166         6.15  9/12/88
 42-M    James A. Earnest                     River Gas Corp.        991/154         6.15  8/30/88
 42-N    Inez Earnest, et al                  River Gas Corp.        991/157         6.15  8/30/88
 43-A    Lester Pettus                        River Gas Corp.        991/218        40.00  8/31/88
 43-B    Katherine C. Grantham                River Gas Corp.        991/221        40.00  9/28/88
 50      Chevron USA, Inc.(P)                 River Gas Corp.        991/564        80.00  8/31/88
 51      Chevron USA, Inc.                    River Gas Corp.        991/559       160.00  8/31/88
 54-A    W. Bruce Baughman                    River Gas Corp.        991/227        82.07  9/7/88
 54-B    Nell S. Pearson, et al               River Gas Corp.        991/224        82.07  9/7/88
 57      Melvin Pearson                       River Gas Corp.        991/209        80.00  8/18/88
 58      Richard P. Holman, et al             River Gas Corp.        990/607       440.00  9/16/88
 59      Mary Earnest                         River Gas Corp.        990/588        20.00  9/22/88
 64-A    Susan Herz and Robert Herz           River Gas Corp.        992/523        26.67  9/29/88
 64-B    Morris Victor Friedman & Emily Ann   River Gas Corp.       1044/107        80.00  2/27/90
          Friedman Bliss
 64-C    Martha Fehskens                      River Gas Corp.       1051/315        13.34   3/6/90
 64-D    Lois Hilgeman                        River Gas Corp.       1051/318        13.34   4/6/90
 64-E    Anne L. Zimmerman                    River Gas Corp.       1054/462        20.00   6/4/90
 64-F    Arthur L. Stern, III et al, Trustee  River Gas Corp.       1064/252        13.34  8/24/90
          Molly S. Stern, Estate
 64-G    Louise S. Louis                      River Gas Corp.       1064/255        13.34  9/11/90
 66-A    Bessie L. Poole                      River Gas Corp.        990/594        15.00  10/3/88
 66-B    Annie Myrtle Livingston              River Gas Corp.        990/597        15.00  10/3/88
 66-C    Leslie L. Rhodes                     River Gas Corp.        990/600        15.00  10/3/88
 66-D    Dorothy P. Lucas                     River Gas Corp.        990/604         7.50  10/4/88
 68-A    James L. Stothart, AIF for Alice     River Gas Corp.        991/072         8.18  10/6/88

                                       A
                                    PART II


DOMINION BLACK WARRIOR BASIN, INC. - ACTIVE LEASES AS OF 5/1/94                         SCHEDULE A
RGC PROSPECT, TUSCALOOSA COUNTY, AL                                                     Part II

- - -----------------------------------------------------------------------------------------------------
LEASE    LESSOR                               LESSEE                RECORDING      NET #    LEASE
NUMBER                                                              BOOK/PAGE      ACRES    DATE
- - -----------------------------------------------------------------------------------------------------
          S. Stothart
 68-B    Kathryn D. Glover                    River Gas Corp.        991/110         5.45  10/10/88
 68-C    Sally Bland Glover, AIF for          River Gas Corp.        991/076         5.45  10/11/88
          Williamson Allyn Glover
 68-D    Katherine James Miller               River Gas Corp.        991/234         1.09  10/12/88
 68-E    Robison Brown James                  River Gas Corp.        991/230         1.53  10/12/88
 68-F    Marion James Bryan                   River Gas Corp.        991/085         1.75  10/12/88
 68-G    Elizabeth James Moffitt              River Gas Corp.        992/529         1.09  10/12/88
 68-H    Nicholas H. Brown                    River Gas Corp.       1048/085         2.73   3/22/90
 68-I    Albert Pinson Carpenter, Jr.         River Gas Corp.       1051/285         0.61   4/04/90
 68-J    Cato Douglas Glover Carpenter        River Gas Corp.       1048/089         0.61   4/04/90
 68-K    Sally Bland Glover Johnson           River Gas Corp.       1048/093         1.82   4/04/90
 68-L    Katherine Williams C. Patterson      River Gas Corp.       1051/289         0.61   4/04/90
 68-M    Ercle Frederick Herbert, III         River Gas Corp.       1055/503         0.91   4/04/90
 68-N    Albert Pinson Carpenter, Sr.         River Gas Corp.       1052/298         3.15   4/24/90
 68-O    Marcia Newsom                        River Gas Corp.       1051/293         1.36   5/01/90
 68-P    Harris Waller Seed, Jr.              River Gas Corp.       1058/067         2.73   3/23/90
 68-Q    John Laurence Manning Herbert        River Gas Corp.       1059/114         0.91   4/04/90
 68-R    Aaron McCracken                      River Gas Corp.       1057/225         2.73   5/01/90
 68-S    Campbell Dirck Keyser                River Gas Corp.       1059/703         5.45   5/16/90
 68-T    Cordette McCracken Grimsey           River Gas Corp.       1063/432         2.73   3/20/90
 68-U    Randall Brown                        River Gas Corp.       1067/157         2.73   3/22/90
 71-A    Edward D. Turner, et ux              River Gas Corp.        991/242        16.00  10/12/88
 71-B    Evelyn Bagwell, et vir               River Gas Corp.        991/248        16.00  10/14/88
 71-C    Estelle T. Boyd, et vir              River Gas Corp.        991/260        16.00  10/15/88
 71-D    Christine T. Colburn, et vir         River Gas Corp.        991/245        16.00  10/15/88
 71-E    Birtie Foley, et vir                 River Gas Corp.        991/257        16.00  10/15/88
 71-F    Elsie Payne                          River Gas Corp.        991/251        16.00  10/15/88
 71-G    William V. Turner, et ux             River Gas Corp.        991/263        16.00  10/15/88
 71-H    James U. Doss, et ux                 River Gas Corp.        991/266        16.00  10/21/88
 71-I    Joe D. Turner, et ux                 River Gas Corp.        991/269        16.00  10/18/88
 71-J    Berniece Lewis                       River Gas Corp.        991/254        16.00  10/20/88
 72      James W. Price, et ux                River Gas Corp.        990/591        15.00  10/14/88
 74-A    Evelyn T. Hinds                      River Gas Corp.        992/533        17.78  11/01/88
 74-B    Roy D. Grammer                       River Gas Corp.        992/542        17.78  11/14/88
 74-C    Vader Venable                        River Gas Corp.        992/545        17.78  11/14/88
 74-D    Jewel Jones                          River Gas Corp.        992/536        17.78  11/14/88
 74-E    Viola Dickey                         River Gas Corp.        992/539        17.78  11/14/88
 74-F    Edelean Pennell                      River Gas Corp.        992/548        17.78  11/15/88
 74-G    Lorene Grammer                       River Gas Corp.        997/127        17.78  11/15/88
 74-H    Patsy Carnaghi                       River Gas Corp.       1004/727         1.37  01/24/89
 74-I    Charles Grammer                      River Gas Corp.       1004/721         1.37  01/24/89
 74-J    Fred Grammer                         River Gas Corp.       1004/715         1.37  01/24/89
 74-K    J.R. Grammer                         River Gas Corp.       1004/718         1.37  01/24/89
 74-L    Eddie Grammer                        River Gas Corp.       1004/733         1.37  01/24/89
 74-M    Jerry Grammer                        River Gas Corp.       1004/736         1.37  01/24/89
 74-N    Jimmy Grammer                        River Gas Corp.       1004/742         1.37  01/24/89
 74-O    Phillip Grammer                      River Gas Corp.       1004/730         1.37  01/24/89
 74-P    Evis Gray                            River Gas Corp.       1004/751         1.37  01/24/89
 74-Q    Pauline Layne                        River Gas Corp.       1004/748         1.37  01/24/89

                                       A
                                    PART II


DOMINION BLACK WARRIOR BASIN, INC. - ACTIVE LEASES AS OF 5/1/94                         SCHEDULE A
RGC PROSPECT, TUSCALOOSA COUNTY, AL                                                     Part II

- - -----------------------------------------------------------------------------------------------------
LEASE    LESSOR                               LESSEE                RECORDING      NET #    LEASE
NUMBER                                                              BOOK/PAGE      ACRES    DATE
- - -----------------------------------------------------------------------------------------------------
 74-R    Carolyn Lewis                        River Gas Corp.       1004/724         1.37  01/24/89
 74-S    Dorothy Piety                        River Gas Corp.       1004/745         1.37  01/24/89
 74-T    Shirley Wortman                      River Gas Corp.       1004/739         1.37  01/24/89
 74-U    May Belle Grammer                    River Gas Corp.       1004/754         1.37  02/10/89
 74-V    Margaret A.S. Capps                  River Gas Corp.       1004/781         1.48  03/15/89
 74-W    Glenda S.S. Headley                  River Gas Corp.       1004/787         1.48  03/15/89
 74-X    Norma Lou Hope                       River Gas Corp.       1004/775         1.48  03/15/89
 74-Y    Levon S. Seale                       River Gas Corp.       1004/772         1.48  03/15/89
 74-Z    Carl N. Smith                        River Gas Corp.       1004/763         1.48  03/15/89
 74-AA   James E. Smith                       River Gas Corp.       1004/757         1.48  03/15/89
 74-BB   Leonard R. Smith                     River Gas Corp.       1004/760         1.48  03/15/89
 74-CC   Ruby Alma Smith                      River Gas Corp.       1004/778         1.48  03/15/89
 74-DD   Will Larry Smith                     River Gas Corp.       1004/766         1.48  03/15/89
 74-EE   Dorothy R.S. Snow                    River Gas Corp.       1004/784         1.48  03/15/89
 74-FF   Emma J.S. Staggs                     River Gas Corp.       1004/769         1.48  03/15/89
 74-GG   Jo Ann Smith                         River Gas Corp.       1011/480         0.37  05/10/89
 74-HH   Steven Wayne Smith                   River Gas Corp.       1011/483         0.37  05/10/89
 74-II   Troy David Smith                     River Gas Corp.       1012/712         0.37  05/10/89
 74-JJ   Ronald Dean Smith                    River Gas Corp.       1017/075         0.37  07/6/89
 74-KK   Gary Grammer                         River Gas Corp.       1022/066         0.32  08/8/89
 74-LL   Denice Grammer Cruz                  River Gas Corp.       1022/069         0.32  08/8/89
 74-MM   James Grammer                        River Gas Corp.       1022/072         0.32  08/16/89
 74-NN   Debra Ann Engebretsen                River Gas Corp.       1024/003         0.32  08/8/89
 74-OO   Nancy McCaffrey                      River Gas Corp.       1028/440         0.32  08/16/89
 74-PP   Gertrude Turner Barnett Hallman, AIF River Gas Corp.       1044/094         0.36  01/8/90
          Roy E. Turner
 75      Alabama Power Co.                    River Gas Corp.       1008/632         1.50  01/1/89
 76      USX Corporation                      River Gas Corp.       1005/235      2724.38  02/4/89
 77      Ludie Mae Price                      River Gas Corp.       1001/350        80.00  02/7/89
 78      James J. Mayfield IV                 River Gas Corp.       1004/711       160.00  02/7/89
 79-A    Athial M. Gilbert                    River Gas Corp.       1004/796        13.33  03/16/89
 79-B    Elgin W. Gilbert                     River Gas Corp.       1004/790        13.33  03/16/89
 79-C    Clayton B. Gilbert                   River Gas Corp.       1004/793        13.33  03/16/89
 79-D    Clara E. Stanley                     River Gas Corp.       1004/799        13.33  03/16/89
 79-E    Mary Alice Burton                    River Gas Corp.       1006/596        13.33  03/16/89
 79-F    Betty Sue Howton                     River Gas Corp.       1006/599        13.33  03/16/89
 79-G    Ronald Gilbert                       River Gas Corp.       1006/603        13.33  03/20/89
 79-H    Gary D. Gilbert, et al Trustees      River Gas Corp.       1006/606        13.33  03/30/89
 79-I    Nason Gilbert                        River Gas Corp.       1008/640        13.33  05/10/89
 80      Maezell C. Hallman                   River Gas Corp.       1004/807        64.00  03/20/89
 81      Paul C. Naugher, et ux               River Gas Corp.       1004/802        52.00  03/20/89
 82      Clayton H. Clements                  River Gas Corp.       1004/810         8.00  03/23/89
 83      Valeria C. Hallman                   River Gas Corp.       1004/813         8.00  03/23/89
 85      Kedric Courington, et ux             River Gas Corp.       1006/612         8.00  04/7/89
 86-A    Buster N. Hallman                    River Gas Corp.       1008/637        20.00  04/27/89
 86-B    Myrtle Sellers Falkner               River Gas Corp.       1028/359        20.00  10/18/89
 86-C    Mary Bevan                           River Gas Corp.       1028/362         0.57  10/20/89
 86-D    Wilton L. Christian, et ux           River Gas Corp.       1028/374         1.66  10/20/89
 86-E    Myrtle A. Colburn, et al             River Gas Corp.       1028/377         3.32  10/20/89
 86-F    Jewell Griffin                       River Gas Corp.       1028/383         0.57  10/20/89

                                       A
                                    PART II


DOMINION BLACK WARRIOR BASIN, INC. - ACTIVE LEASES AS OF 5/1/94                         SCHEDULE A
RGC PROSPECT, TUSCALOOSA COUNTY, AL                                                     Part II

- - -----------------------------------------------------------------------------------------------------
LEASE    LESSOR                               LESSEE                RECORDING      NET #    LEASE
NUMBER                                                              BOOK/PAGE      ACRES    DATE
- - -----------------------------------------------------------------------------------------------------
 86-G    Ana A. Hallman                       River Gas Corp.       1028/371         4.00  10/20/89
 86-H    Lottie Powell                        River Gas Corp.       1028/380         2.85  10/20/89
 86-I    Larry Sullivan                       River Gas Corp.       1028/386         0.57  10/20/89
 86-J    Nelda Faye Wells                     River Gas Corp.       1028/365         0.57  10/20/89
 86-K    Dannie H. Yarbrough, et vir          River Gas Corp.       1028/368         4.00  10/20/89
 86-L    Billy Ray Dunn, et ux                River Gas Corp.       1028/395         0.95  10/23/89
 86-M    Junior Edley Dunn                    River Gas Corp.       1028/404         0.95  10/23/89
 86-N    Preston Hallman, et ux               River Gas Corp.       1028/389         3.33  10/23/89
 86-O    Fannie B. Mitchell, et vir           River Gas Corp.       1028/392         0.95  10/23/89
 86-P    Brady Simpson, et ux                 River Gas Corp.       1028/398         2.85  10/23/89
 86-Q    Clora Moore, et vir                  River Gas Corp.       1028/401         3.33  10/24/89
 86-R    Lona Morgan, et vir                  River Gas Corp.       1028/407         3.33  10/24/89
 86-S    Beverly B. Bergen                    River Gas Corp.       1028/425         1.33  10/25/89
 86-T    Mildred Buchanan, et vir             River Gas Corp.       1028/413         5.00  10/25/89
 86-U    Ann B. Creel, et vir                 River Gas Corp.       1028/422         1.33  10/25/89
 86-V    Ola Frost, et vir                    River Gas Corp.       1028/416         5.00  10/25/89
 86-W    Eldridge Jackson, et ux              River Gas Corp.       1028/419         5.00  10/25/89
 86-X    Mary Ruth Simpson                    River Gas Corp.       1028/410         0.71  10/25/89
 86-Y    Elmer H. Abston, et ux               River Gas Corp.       1028/434         0.57  10/31/89
 86-Z    John Abston by AIF Marlene           River Gas Corp.       1028/428         0.57  10/31/89
          Abston Simmons                      River Gas Corp.
 86-AA   Marlene A. Simmons                   River Gas Corp.       1028/431         0.57  10/31/89
 86-BB   Rosalind G. Henderson, et vir        River Gas Corp.       1032/574         1.66  10/20/89
 86-CC   Louise Jones                         River Gas Corp.       1031/379         0.57  10/20/89
 86-DD   Jean Hudson, et vir                  River Gas Corp.       1031/382         3.33  10/24/89
 86-EE   Leon Hallman, et ux                  River Gas Corp.       1031/385         3.33  10/24/89
 86-FF   Allen Boling                         River Gas Corp.       1031/388         1.33  10/25/89
 86-GG   Wilma Lee Booth, et vir              River Gas Corp.       1031/394         0.47  10/27/89
 86-HH   Bertha Lee Dunn                      River Gas Corp.       1031/397         0.47  10/27/89
 86-II   Mellwynn Morrow Price                River Gas Corp.       1031/400         0.47  10/27/89
 86-JJ   James W. Price, et ux                River Gas Corp.       1031/403         0.47  10/27/89
 86-KK   Barbara E. Price Lunceford, et vir   River Gas Corp.       1031/391         0.47  10/27/89
 86-LL   Claudean Davis, et vir               River Gas Corp.       1031/406         0.57  10/31/89
 86-MM   Howell G. Abston                     River Gas Corp.       1031/409         0.57  10/31/89
 86-NN   William A. Bittner, Jr. et al        River Gas Corp.       1031/412         4.00  11/1/89
 86-OO   Wilburn Sullivan                     River Gas Corp.       1028/437         0.57  11/2/89
 86-PP   Amanda Gail Burroughs, et vir        River Gas Corp.       1031/415         0.24  11/6/89
 86-QQ   Tony Dennis Rogers                   River Gas Corp.       1031/421         0.35  11/6/89
 86-RR   Harvey David Simpson, et ux          River Gas Corp.       1031/418         0.71  11/6/89
 86-SS   Cecil L. Simpson, Jr.                River Gas Corp.       1031/427         0.24  11/6/89
 86-TT   Darlene Latham, et vir               River Gas Corp.       1031/424         0.35  11/6/89
 86-UU   Shaun Cassidy by AIF Bertha Lee      River Gas Corp.       1031/430         0.47  11/8/89
          Price Dunn
 86-VV   Dale Hallman Carter, et ux           River Gas Corp.       1032/577         3.33  11/13/89
 86-WW   Cheryl Ann Singley                   River Gas Corp.       1032/580         0.24  12/4/89
 86-XX   Ruth Hallman McCrary                 River Gas Corp.       1034/539         4.00  12/6/89
 87      Jerry F. Colwell                     River Gas Corp.       1011/486       600.00  05/15/89
 88      Margaret Rice Deal, et vir           River Gas Corp.       1011/489        67.60  05/16/89
 89      Una M. Clements, et al               River Gas Corp.       1011/660        80.00  04/1/89
 90      Leah F. O'Hara                       River Gas Corp.       1014/660        80.00  08/9/89

                                       A
                                    PART II


DOMINION BLACK WARRIOR BASIN, INC. - ACTIVE LEASES AS OF 5/1/94                         SCHEDULE A
RGC PROSPECT, TUSCALOOSA COUNTY, AL                                                     Part II

- - -----------------------------------------------------------------------------------------------------
LEASE    LESSOR                               LESSEE                RECORDING      NET #    LEASE
NUMBER                                                              BOOK/PAGE      ACRES    DATE
- - -----------------------------------------------------------------------------------------------------
 91      Gulna Louise Crunk                   River Gas Corp.       1022/075         3.50  08/28/89
 92      Lafayette Ruffin, et ux              River Gas Corp.       1022/080         0.13  08/28/89
 93      Richard P. Holman, et al             Amoco Production      991/339(A)     100.00  08/26/88(H)
 94      Alfa Life Insurance Co.              River Gas Corp.       1025/348       161.35  09/01/89
 96-A    Ollie J. Moore                       River Gas Corp.       1032/583        10.00  11/14/89
 96-B    Rita Mae Moore Welch                 River Gas Corp.       1032/586         2.00  11/14/89
 96-C    Clara Moore                          River Gas Corp.       1032/589         1.67  11/15/89
 96-D    Ollie Moore Graves Kyzer             River Gas Corp.       1032/592        20.00  11/15/89
 96-E    Louise Theresa Moore Harkey          River Gas Corp.       1032/598         2.00  11/15/89
 96-F    Mary Ellen Moore Smith               River Gas Corp.       1032/601         2.00  11/15/89
 96-G    Irma Mary Moore Langford Bushelon    River Gas Corp.       1032/595         2.00  11/15/89
 96-H    Lou Alma Breland Bamburg             River Gas Corp.       1032/607         5.00  11/16/89
 96-I    Irene Glass                          River Gas Corp.       1032/604         1.67  11/16/89
 96-J    Geraldine Moore                      River Gas Corp.       1032/610         1.67  11/16/89
 96-K    Inex Breland Jones                   River Gas Corp.       1032/613         0.45  11/20/89
 96-L    Pauline Breland Crawford             River Gas Corp.       1032/616         0.45  11/20/89
 96-M    Betty Margaret Breland Epps          River Gas Corp.       1032/622         0.45  11/20/89
 96-N    Lois Breland Nichols                 River Gas Corp.       1032/619         0.45  11/20/89
 96-O    John Milton Breland                  River Gas Corp.       1032/625         0.45  11/20/89
 96-P    Elizabeth Breland Martin             River Gas Corp.       1032/628         0.45  11/20/89
 96-Q    Jean Breland Josey                   River Gas Corp.       1032/631         0.45  11/20/89
 96-R    Evelyn Breland Hughey                River Gas Corp.       1032/634         0.45  11/20/89
 96-S    Faye Breland Colburn                 River Gas Corp.       1032/637         0.45  11/20/89
 96-T    William Franklin Breland             River Gas Corp.       1032/640         0.71  11/22/89
 96-U    Betty Breland Lovelady               River Gas Corp.       1032/643         0.71  11/22/89
 96-V    Lucille Breland                      River Gas Corp.       1032/646         0.71  11/22/89
 96-W    Phyllis Breland Green                River Gas Corp.       1032/649         0.71  11/22/89
 96-X    Wallace Harold Breland               River Gas Corp.       1032/664         0.71  11/22/89
 96-Y    Peggy Breland Crews                  River Gas Corp.       1032/661         0.71  11/22/89
 96-Z    Fannie Breland Riley                 River Gas Corp.       1032/658         1.00  11/22/89
 96-AA   Otis Wayne Breland                   River Gas Corp.       1032/655         1.00  11/22/89
 96-BB   Gary Breland                         River Gas Corp.       1032/652         0.71  11/22/89
 96-CC   C.L. Moore                           River Gas Corp.       1032/667         5.00  11/28/89
 96-DD   DeLois H. Moore                      River Gas Corp.       1032/670         2.00  11/28/89
 96-EE   Ludie C. Hill                        River Gas Corp.       1032/673         1.25  11/28/89
 96-FF   Billy Moore                          River Gas Corp.       1032/679         2.50  11/30/89
 96-GG   Wayne Moore                          River Gas Corp.       1032/676         2.50  11/30/89
 96-HH   Manley David Breland                 River Gas Corp.       1036/342         0.45  11/20/89
 96-II   Alvin C. Breland                     River Gas Corp.       1036/345         1.00  11/20/89
 96-JJ   Claude Spencer Breland               River Gas Corp.       1036/348         1.00  11/22/89
 96-KK   James Shirley Breland                River Gas Corp.       1034/545         1.00  11/22/89
 96-LL   William Frank Breland                River Gas Corp.       1034/548         0.11  11/28/89
 96-MM   Louise Moore Barnes                  River Gas Corp.       1036/368         2.50  11/30/89
 96-NN   Virginia Moore Lawson                River Gas Corp.       1034/551         2.50  11/30/89
 96-OO   Charles E. Moore                     River Gas Corp.       1036/365         2.50  11/30/89
 96-PP   Ludie C. Moore                       River Gas Corp.       1034/554         2.50  11/30/89
 96-QQ   Troy E. Moore                        River Gas Corp.       1034/557         2.50  11/30/89
 96-RR   Perlie Moore Graham                  River Gas Corp.       1034/560         2.00  12/04/89
 96-SS   Verlie Moore Winstead                River Gas Corp.       1036/371         2.00  12/04/89
 96-TT   Buena Moore Gray                     River Gas Corp.       1034/563         2.00  12/05/89

                                       A
                                    PART II


DOMINION BLACK WARRIOR BASIN, INC. - ACTIVE LEASES AS OF 5/1/94                         SCHEDULE A
RGC PROSPECT, TUSCALOOSA COUNTY, AL                                                     Part II

- - -----------------------------------------------------------------------------------------------------
LEASE    LESSOR                               LESSEE                RECORDING      NET #    LEASE
NUMBER                                                              BOOK/PAGE      ACRES    DATE
- - -----------------------------------------------------------------------------------------------------
 96-UU   Betty Ann Moore                      River Gas Corp.       1034/566         2.00  12/05/89
 96-VV   Dorothy J. Moore                     River Gas Corp.       1036/374         2.00  12/05/89
 96-WW   Jack Moore                           River Gas Corp.       1036/354         0.50  12/05/89
 96-XX   James D. Moore                       River Gas Corp.       1032/682         2.00  12/05/89
 96-YY   Kate Moore                           River Gas Corp.       1034/569         0.50  12/05/89
 96-ZZ   Rayburn L. Moore                     River Gas Corp.       1034/572         0.50  12/05/89
 96-AAA  Pat Moore Powell                     River Gas Corp.       1036/351         0.50  12/05/89
 96-BBB  Mozelle Moore Marchant               River Gas Corp.       1034/575         2.00  12/06/89
 96-CCC  Burlia Moore Coleman                 River Gas Corp.       1034/581         3.33  12/07/89
 96-DDD  Anne W. Moore                        River Gas Corp.       1034/584         3.33  12/07/89
 96-EEE  Waymon Gerald Moore                  River Gas Corp.       1034/587         3.33  12/07/89
 96-FFF  Eloise Moore Phelps                  River Gas Corp.       1034/578         3.33  12/07/89
 96-GGG  Dorothy Jean Moore Smith             River Gas Corp.       1034/590         3.33  12/07/89
 96-HHH  Adrain Leon Hartley                  River Gas Corp.       1034/593         4.00  12/11/89
 96-III  Jesse Gordon Hartley                 River Gas Corp.       1034/596         4.00  12/11/89
 96-JJJ  Lonnie Oneal Hartley                 River Gas Corp.       1034/599         4.00  12/11/89
 96-KKK  Van Harltey Shigley                  River Gas Corp.       1036/357         4.00  12/11/89
 96-LLL  Gerald B. Hill                       River Gas Corp.       1036/360         1.25  12/12/89
 96-MMM  Ina Ruth S. Murchison                River Gas Corp.       1034/602         0.11  12/12/89
 96-NNN  James Ludie Moore                    River Gas Corp.       1034/605         1.66  12/13/89
 96-OOO  Jimmy Nell Hartley, individually     River Gas Corp.       1034/608         4.00  12/18/89
          and as Trustee
 96-PPP  Kenneth Earl Breland                 River Gas Corp.       1040/087         0.11  11/28/89
 96-QQQ  Waverly W. Moore                     River Gas Corp.       1040/013         2.00  12/05/89
 96-RRR  Charles W. Moore                     River Gas Corp.       1040/016         2.00  12/05/89
 96-SSS  Linda Moore Livingston               River Gas Corp.       1040/091         1.66  12/13/89
 96-TTT  Jane Perkins Nichols                 River Gas Corp.       1040/019         1.66  01/18/90
 96-UUU  Willie Francies Hill                 River Gas Corp.       1044/023         1.25  11/28/89
 96-VVV  Sue Hill Purkey                      River Gas Corp.       1044/026         1.25  11/28/89
 96-WWW  Robert L. Moore                      River Gas Corp.       1044/029         2.50  11/30/89
 96-XXX  Judi Moore Perkins Williams          River Gas Corp.       1044/032         1.66  12/07/89
 96-YYY  Connie Moore Long                    River Gas Corp.       1044/035         1.66  12/13/89
 101-A   Louise McGuire Lamont                River Gas Corp.       1040/081        20.00  01/19/90
 101-B   Josephine McGuire Swanson            River Gas Corp.       1040/084        20.00  01/19/90
 101-C   Woodrow Hobson, Jr.                  River Gas Corp.       1048/214        20.00  05/01/90
 104-A   Howell Hubbard                       River Gas Corp.       1041/094        40.00  02/05/90
 104-B   Jessie Hubbard Green                 River Gas Corp.       1041/097        40.00  02/05/90
 104-C   Hazel Hubbard Dickey                 River Gas Corp.       1041/100        40.00  02/05/90
 104-D   Sue Hubbard Williams                 River Gas Corp.       1041/103        10.00  02/05/90
 104-E   Margaret Hubbard Xanders             River Gas Corp.       1041/106        10.00  02/05/90
 104-F   Alma Hubbard                         River Gas Corp.       1041/109        10.00  02/05/90
 104-G   Betty Hubbard Bryant                 River Gas Corp.       1041/112        10.00  02/05/90
 106-A   Morris Victor Friedman & Emily Ann   River Gas Corp.       1044/101         6.58  02/27/90
          Friedman Bliss
 106-B   Adele Mills Schweid                  River Gas Corp.       1046/348        10.00  02/28/90
 106-C   Rose Mills Freedman                  River Gas Corp.       1046/345        10.00  02/28/90
 106-D   Irene Fox Conn                       River Gas Corp.       1044/104         2.28  03/08/90
 106-E   Henry Mills Winston                  River Gas Corp.       1051/282         3.29  03/07/90
 106-F   Harry F. Conn                        River Gas Corp.       1052/295         2.28  03/08/90
 106-G   Richard L. Conn                      River Gas Corp.       1052/292         2.28  03/08/90

                                       A
                                    PART II


DOMINION BLACK WARRIOR BASIN, INC. - ACTIVE LEASES AS OF 5/1/94                         SCHEDULE A
RGC PROSPECT, TUSCALOOSA COUNTY, AL                                                     Part II

- - -----------------------------------------------------------------------------------------------------
LEASE    LESSOR                               LESSEE                RECORDING      NET #    LEASE
NUMBER                                                              BOOK/PAGE      ACRES    DATE
- - -----------------------------------------------------------------------------------------------------
 106-H   Victor Winston                       River Gas Corp.       1052/289         3.29  03/08/90
 109-A   Bernice Edgar Sullivan               River Gas Corp.       1044/047        11.43  02/07/90
 109-B   Wilburn Sullivan                     River Gas Corp.       1044/044        11.43  02/07/90
 109-C   Doris Sullivan Howton                River Gas Corp.       1044/050         1.27  02/09/90
 109-D   Scotty Sullivan                      River Gas Corp.       1044/053         1.27  02/09/90
 109-E   John L. Sullivan                     River Gas Corp.       1046/336         1.27  02/13/90
 109-F   Patsy Jean L. Sullivan               River Gas Corp.       1044/056         0.32  02/13/90
 109-G   Roland Sullivan                      River Gas Corp.       1046/333         1.27  02/13/90
 109-H   Roxie Sullivan Turner                River Gas Corp.       1044/059         1.27  02/13/90
 109-I   Clara Mae Sullivan St. Clair         River Gas Corp.       1044/062         1.27  02/14/90
 109-J   Dolly Sullivan Tuberville            River Gas Corp.       1044/068         1.27  02/14/90
 109-K   Olen Sullivan                        River Gas Corp.       1044/065         3.81  02/14/90
 109-L   Daniel M. Sullivan                   River Gas Corp.       1044/074         0.32  02/15/90
 109-M   Kathy Lynn Sullivan Prevatte         River Gas Corp.       1044/071         0.32  02/15/90
 109-N   Bob Burchfield                       River Gas Corp.       1044/077         3.81  02/26/90
 109-O   Marion Burchfield                    River Gas Corp.       1044/080         3.81  02/26/90
 109-P   Sidney Weaver                        River Gas Corp.       1046/339         3.81  02/26/90
 109-Q   Rabon Sullivan                       River Gas Corp.       1048/070         3.81  02/14/90
 109-R   Laurie Kay Sullivan Schoene          River Gas Corp.       1048/073         0.32  02/15/90
 109-S   Carrie Sullivan Foley                River Gas Corp.       1046/342        11.43  03/26/90
 109-T   Charles Mitchell Sullivan, Jr.       River Gas Corp.       1051/276         0.32  02/15/90
 109-U   Rayford Sullivan                     River Gas Corp.       1051/279         3.81  02/22/90
 109-V   Barbara Gail Sullivan Billingsley    River Gas Corp.       1078/566         0.32  10/24/90
 109-W   Linda Louise Sullivan Hood           River Gas Corp.       1078/560         0.32  02/14/90
 109-X   Mary Ruth Sullivan Fortenburg        River Gas Corp.       1078/563         0.32  10/24/90
 112-A   First Alabama Bank of Tuscaloosa     River Gas Corp.       1044/113       180.23  03/09/90
          Executor & Trustee of Robert N.
          Alston Estate
 112-B   Woodrow Hobson, Jr.                  River Gas Corp.       1044/110        60.08  03/09/90
 113     Madalene Cunningham, et al           River Gas Corp.       1048/118        13.33  04/19/90
 114-A   Lona Jackson Thompson                River Gas Corp.       1048/115        40.00  04/18/90
 114-B   James Robert Jackson, III            River Gas Corp.       1051/309         8.00  04/20/90
 114-C   Wyman Terry Jackson                  River Gas Corp.       1051/306         8.00  04/20/90
 114-D   Edna Jackson                         River Gas Corp.       1051/312         8.00  04/23/90
 114-E   Betty Jackson Skelton                River Gas Corp.       1052/302         8.00  04/23/90
 114-F   Christopher Brett Rowland            River Gas Corp.       1068/699         8.00  10/05/90
 115-A   W. Bruce Baughman                    River Gas Corp.       1048/121        15.00  04/17/90
 115-B   Marian W. Maxwell                    River Gas Corp.       1048/127        15.00  04/17/90
 115-C   Nellie Shute Pearson                 River Gas Corp.       1048/124        15.00  04/17/90
 115-D   Thomas M. White, Sr.                 River Gas Corp.       1051/321        15.00  04/17/90
 116-A   Gay Nell Dockery Hill                River Gas Corp.       1048/097         2.66  04/16/90
 116-B   Ella Mae Sullivan Bailey             River Gas Corp.       1048/109         8.00  04/17/90
 116-C   Viola Sullivan Denton                River Gas Corp.       1048/106         8.00  04/17/90
 116-D   Clarence Dockery                     River Gas Corp.       1048/103         2.66  04/17/90
 116-E   Lorene Sullivan Sellers              River Gas Corp.       1048/100         8.00  04/17/90
 116-F   Armond Sullivan                      River Gas Corp.       1048/112         8.00  04/17/90
 116-G   Jack Dockery                         River Gas Corp.       1051/303         2.66  04/25/90
 116-H   L. J. Bates                          River Gas Corp.       1068/694         0.75  10/05/90
 116-I   Perry J. Bates                       River Gas Corp.       1068/691         0.75  10/05/90
 117-A   Karen J. Colwell                     River Gas Corp.       1051/330        43.74  04/26/90

                                       A
                                    PART II


DOMINION BLACK WARRIOR BASIN, INC. - ACTIVE LEASES AS OF 5/1/94                         SCHEDULE A
RGC PROSPECT, TUSCALOOSA COUNTY, AL                                                     Part II

- - -----------------------------------------------------------------------------------------------------
LEASE    LESSOR                               LESSEE                RECORDING      NET #    LEASE
NUMBER                                                              BOOK/PAGE      ACRES    DATE
- - -----------------------------------------------------------------------------------------------------
 117-B   Thomas W. Daniel, Jr.                River Gas Corp.       1051/324        28.36  04/26/90
 117-C   Dayton F. Hale, Jr.                  River Gas Corp.       1051/327        29.29  04/26/90
 117-D   Dayton F. Hale, Sr.                  River Gas Corp.       1051/336       131.13  04/26/90
 117-E   Woodrow Hobson, Jr.                  River Gas Corp.       1051/333        43.74  04/26/90
 117-F   David G. McGiffert                   River Gas Corp.       1052/311        43.74  04/26/90
 118-A   Mary Kathryn Helfin & Ann Kaldrovics River Gas Corp.       1054/468       240.00  04/26/90
 118-B   Ann Pendleton Hawkins Cross          River Gas Corp.       1059/700       120.00  07/02/90
 119     Bean Family Partnership Ltd. No.4    River Gas Corp.       1050/001        40.00  05/14/90
 120-A   Jerry F. Colwell                     River Gas Corp.       1052/314        20.00  05/17/90
 120-B   First Alabama Bank of Tuscaloosa     River Gas Corp.       1052/317        60.00  05/17/90
          Executor & Trustee of Robert N.
          Alston Estate
 121     Bureau of Land Management            Joe Stephenson        1063/426       360.00  08/01/90
 122     Weyerhaeuser Company                 River Gas Corp.       1068/679       140.43  09/17/90
 126     James Jefferson Mayfield IV by AIF,  River Gas Corp.       1073/129        80.00  11/06/90
          Dan M. Gibson
 127     State of Alabama                     Taurus Exp.,Inc.(G)   1077/030(G)     62.57(G)
 128     Hawkeye Oil & Gas, Inc.              Meridian Oil, Inc.    1014/299(T)     60.00  05/23/89
 130     State of Alabama                     Taurus Exp.,Inc.(U)   1077/328(C)      2.36(C)
 131     State of Alabama                     Hawkeye Oil & Gas,    1082/021        19.80(B)
                                               Inc. (V)
 2-FO    Alabama Basic Land Enterprise        W.B. Newberry         846/272        480.00  04/01/82
 3-FO    Frances Fies Alcus                   TRW, E&P              913/374         40.00  01/06/85
 4-FO    Robert Colburn                       TRW, E&P              910/476         75.50  11/22/85
 5-FO    Alan Hofheimer                       TRW, E&P              913/372         40.00  01/06/86
 6-FO    FAB-Agent for Robert Alston          W.B. Newberry         846/261        640.00  06/10/82
 7-FO    Friedman & Loveman                   W.C. Daly             790/069       3200.00  07/20/79
 10-FO   J.J. Mayfield                        W.B. Newberry         846/210        179.00  03/25/82
 11-FO   E.P. McDaniel                        W.B. Newberry         846/288        120.00  03/25/82
 14-FO   Frank Rice                           W.B. Newberry         846/240         40.00  03/25/82
 17-FO   Wesley West Estate                   TRW, Inc.             904/255       6120.00  09/01/85
 18-FO   Stedman Trust                        TRW, Inc.             904/242       1440.00  09/01/85
 19-FO   Charles Cassidy                       (6)                  966/358       6793.50  02/03/88(1)

FOOTNOTES:

 (1) U.S. Steel originally leased on 4/24/75 with expiration date of 4/24/2005. (See Short Form Mining Lease filed in DB701, P261 and also see Memorandum of Coal Seam Gas Sublease to The River Gas Corporation filed in DB966, P358).

 (2)-(5) FOOTNOTES DELETED

                                       A
                                    PART II

 (6) Note: That unrecorded Sublease Agreement is in the name of The River Gas Corporation; the recorded memorandum of Coal Seam Gas Sublease is in the name of The River Gas Company. (This is clarified in Affidavit of Corporate Identity filed in DB1024/P010)





 (A) - Amoco Production Company assigned to The River Gas Corporation 100.00 net acres from the original lease which described 560.00 net acres. Assignment dated 8/29/89 recorded DB1038/P231.

 (B) - The State of Alabama, Department of Conservation and Natural Resources, executed a lease (Lease No. 724) to Hawkeye Oil & Gas, Inc. on November 29, 1988, said lease recorded in DB1003/P354; Hawkeye executed an assignment dated May 23, 1989 to Meridian Oil Inc., said assignment recorded in DB1014/P023; Meridian executed an assignment dated June 26, 1990 to Taurus Exploration, Inc., said assignment recorded in DB1069/P410. Taurus assigned a portion of the leasehold to The River Gas Corporation on February 12, 1991, said assignment recorded in DB1082/P021. (There is a 5.0% ORR to Hawkeye on this tract).

 (C) - The State of Alabama, Department of Conservation and Natural Resources, executed a lease (Lease No. 716) to Taurus Exploration, Inc. on September 20, 1988, said lease recorded in DB997/P194; Taurus assigned a portion of that leasehold to The River Gas Corporation (WITHOUT reserving any ORR) on December 21, 1990, said assignment recorded in DB1077/P328.

 (D)-(F) FOOTNOTES DELETED

 (G) - The State of Alabama, Department of Conservation and Natural Resources, executed a lease (Lease No. 694) to Taurus Exploration, Inc. on May 24, 1988, said lease recorded in DB981/P645, and executed another lease (Lease No. 695) to Taurus on May 24, 1988, recorded in DB981/P651; Taurus executed an assignment dated March 8, 1989 to Amoco Prouction Company on both of these leases, said Assignment recorded in DB1004/P700; Amoco assigned a portion of their leasehold to The River Gas Corporation (reserving a 5.0% ORR) on October 17, 1990, said assignment recorded in DB1077/P030.

 (H) - This is an Assignment of some of the Holman mineral leased by Amoco via DB991/P339. The lease dated 8/26/88 was an OGM form similar to ours but with a 3/16 royalty. Our Assignment from Amoco dated 8/29/89.

                                       A
                                    PART II

                                  SCHEDULE B

                   Behind Pipe Recompletion Wells and Values

                                  SCHEDULE B

      WELL NAME                                VALUE ($)
      Stothart No. 24-12-1                      149,850
      Stothart No. 24-13-2                      123,495
      Davant No. 21-16-16                       148,638
      Friedman No. 22-4-52                       95,619
      Friedman No. 22-12-53                     129,302
      Friedman No. 22-15-54                     114,732
      Friedman No. 22-16-55                      72,130
      Mills No. 22-14-1                         135,911
      Moody No. 22-6-1                          119,242
      Cassidy No. 25-3-11                        38,493
      Cassidy No. 25-4-66                        69,923
      Cassidy No. 25-5-67                        63,007
      Cassidy No. 25-6-13                        54,847
      Cassidy No. 25-10-1                        77,588
      Cassidy No. 25-12-14                       58,403
      Cassidy No. 25-14-21                       48,924
      Cassidy No. 25-15-20                       50,856
      Cassidy No. 25-16-1                        54,847
      Cassidy No. 30-12-15                      102,733
      Cassidy No. 30-13-1                        51,456
      Cassidy No. 30-14-1                        56,513
      Cassidy No. 30-15-12                       85,622
      Cassidy No. 31-1-17                        66,111
      Cassidy No. 31-2-10                        70,799
      Cassidy No. 31-3-16                        50,645
      Cassidy No. 31-4-1                         61,949
      Cassidy No. 31-5-1A                        55,814
      Cassidy No. 31-6-18                        48,720
      Cassidy No. 31-8-70                        84,561
      Cassidy No. 31-10-124                      87,350
      Cassidy No. 31-12-125                      82,725
      Cassidy No. 31-14-65                       90,951
      Cassidy No. 36-1-19                        32,654
      Cassidy No. 36-2-1                         33,912
      Cassidy No. 36-3-23                        53,054
      Cassidy No. 36-4-22                        74,717
      Cassidy No. 36-5-24                        56,046
      Cassidy No. 36-7-25                        68,692
      Cassidy No. 36-8-4                        122,346
      Cassidy No. 36-9-71                        56,046


      WELL NAME                                VALUE ($)
      Cassidy No. 36-10-28                       56,628
      Cassidy No. 36-11-27                       43,348
      Cassidy No. 36-12-26                       52,722
      Cassidy No. 36-13-29                       77,671
      Cassidy No. 36-14-30                       54,393
      Cassidy No. 36-15-31                       69,453
      Cassidy No. 36-16-3                       105,502
      Chevron No. 23-16-18                       96,989
      Chevron No. 25-2-1                         80,474
      Chevron No. 25-8-2                         89,268
      Chevron No. 25-11-3                        49,373
      Chevron No. 30-10-8                       121,239
      Earnest No. 24-13-1                       111,691
      Cassidy No. 5-2-126                       103,166
      Cassidy No. 5-4-49                         70,460
      Cassidy No. 5-5-50                         87,029
      Cassidy No. 5-6-61                         67,278
      Cassidy No. 5-11-56                        72,620
      Cassidy No. 5-13-48                        63,523
      Cassidy No. 6-2-64                         89,824
      Cassidy No. 6-3-44                         57,202
      Cassidy No. 6-7-129                        57,202
      Cassidy No. 6-9-47                         75,253
      Cassidy No. 6-10-52                        75,253
      Cassidy No. 6-11-54                        66,602
      Cassidy No. 6-13-51                       102,632
      Cassidy No. 6-14-55                        81,360
      Cassidy No. 8-4-63                         60,141
      Cassidy No. 8-5-60                         69,342
      Cassidy No. 8-12-58                        60,141
      Cassidy No. 8-13-59                        76,710
      Cassidy No. 31-16-69                       77,831
      Cassidy No. 32-2-41                       101,781
      Cassidy No. 32-4-33                        69,055
      Cassidy No. 32-6-40                       111,420
      Cassidy No. 32-7-39                        68,769
      Cassidy No. 32-8-34                       121,204
      Cassidy No. 32-9-37                       123,799
      Cassidy No. 32-10-45                       61,452
      Cassidy No. 32-11-35                       82,809


      WELL NAME                                VALUE ($)
      Cassidy No. 32-12-62                       99,126
      Cassidy No. 32-13-46                       51,852
      Cassidy No. 32-14-36                       74,943
      Cassidy No. 32-15-38                       64,530
      Mayfield No. 8-3-1                         87,640
      USX No. 5-7-1                             123,799
      USX No. 5-10-2                            123,799
      USX No. 5-15-3                            122,215
      USX No. 8-6-4                             122,215
      USX No. 8-11-5                            122,215
      Cassidy No. 19-1-72                        94,116
      Cassidy No. 19-2-73                        71,745
      Cassidy No. 19-3-74                        63,996
      Cassidy No. 19-6-96                        68,484
      Cassidy No. 19-7-75                        45,976
      Cassidy No. 19-9-76                        75,759
      Cassidy No. 19-10-77                       71,719
      Cassidy No. 19-11-97                       95,877
      Cassidy No. 19-13-78                       77,375
      Cassidy No. 19-15-79                       48,263
      Cassidy No. 19-16-80                       62,476
      Cassidy No. 20-3-81                        65,230
      Cassidy No. 20-5-82                        75,444
      Cassidy No. 20-6-83                        69,667
      Cassidy No. 20-7-84                       102,312
      Cassidy No. 20-8-85                        97,489
      Cassidy No. 20-10-86                       79,494
      Cassidy No. 20-12-87                       52,185
      Cassidy No. 20-14-88                       69,879
      Cassidy No. 21-3-116                       60,946
      Cassidy No. 21-6-103                       63,948
      Cassidy No. 21-10-105                      67,916
      Cassidy No. 21-11-106                      74,819
      Cassidy No. 21-14-118                      97,085
      Cassidy No. 22-13-112                      52,396
      Cassidy No. 22-14-113                      76,230
      Cassidy No. 28-1-114                       98,139
      Cassidy No. 29-2-98                        52,833
      Cassidy No. 29-3-90                        55,234
      Cassidy No. 29-4-91                        90,688


      WELL NAME                                VALUE ($)
      Cassidy No. 29-5-92                        63,730
      Cassidy No. 29-6-93                        70,830
      Cassidy No. 30-2-119                       73,707
      Cassidy No. 30-4-120                      119,700
      Cassidy No. 30-8-121                      106,151
      Chevron No. 24-16-16                      101,365
      Davis No. 24-7-1                           88,565
      Davis No. 24-8-2                           78,580
      Davis No. 24-9-3                           64,552
      Davis No. 24-10-4                         104,761
      Deal No. 27-4-1                           142,049
      Holman No. 24-1-26                         71,685
      Holman No. 24-3-27                        113,732
      USX No. 21-15-11                           70,244
      USX No. 21-16-12                           89,996
      USX No. 29-8-6                            101,463
      USX No. 29-11-7                           108,634
      USX No. 29-13-9                            58,903
      USX No. 29-14-10                           43,206
      USX No. 30-9-18                            80,748
      Davant No. 7-13-6                          70,070
      Davant No. 7-14-1                          62,388
      Friedman No. 13-13-3                      114,687
      Friedman No. 18-2-5                       100,832
      Friedman No. 18-3-31                       61,011
      Friedman No. 18-7-30                      115,794
      Friedman No. 18-8-2                        57,668
      Friedman No. 18-9-1                        78,889
      Friedman No. 18-15-4                       96,111
      McDaniel No. 18-5-2                        65,526
      McDaniel No. 18-6-3                        90,211
      Searcy No. 7-15-15                         88,656
      Searcy No. 17-14-9                        140,948
      Searcy No. 18-11-18                        70,924
      Searcy No. 18-13-6                         70,924
      Searcy No. 18-14-5                         81,026
      Searcy No. 19-4-1                          61,394
      Searcy No. 19-10-3                         46,288
      Searcy No. 20-3-10                         69,152
      Searcy No. 20-4-11                         99,984


      WELL NAME                                VALUE ($)
      Searcy No. 20-5-12                        151,137
      Searcy No. 20-6-13                        125,396
      Searcy No. 24-1-2                          68,845
      West No. 13-1-15                          108,666
      West No. 13-2-16                           43,884
      West No. 13-5-3                            37,666
      West No. 13-6-1                            48,750
      West No. 13-7-38                                0
      West No. 13-8-14                           45,980
      West No. 13-9-9                            90,256
      West No. 13-11-6                           70,190
      West No. 13-12-4A                          62,061
      West No. 13-15-23                          76,243
      West No. 17-12-20                               0
      West No. 17-13-21                          66,107
      West No. 19-1-19                          105,099
      West No. 19-2-10                           78,922
      West No. 19-3-7                            90,395
      West No. 19-6-18                           79,626
      West No. 19-8-12                           63,140
      West No. 19-11-13                         124,091
      West No. 19-12-11                         124,091
      Alcus No. 12-4-1                           31,247
      Alcus No. 12-5-2                           36,631
      Davant No. 7-4-2                           76,208
      Davant No. 7-5-3                           59,777
      Davant No. 7-11-4                         122,954
      Davant No. 7-12-5                          74,169
      FNB No. 1-3-1                              89,034
      Friedman No. 2-1-15                       120,597
      Friedman No. 2-9-16                        37,536
      Friedman No. 6-4-11                       124,736
      Friedman No. 6-5-12                       100,196
      Friedman No. 6-12-13                       82,554
      Friedman No. 6-13-14                      106,995
      Friedman No. 11-10-8                       57,910
      Friedman No. 12-1-9                        75,820
      Friedman No. 12-2-50                       83,458
      Friedman No. 12-8-10                       98,815
      Friedman-Rosenau No. 2-16-3                53,840


      WELL NAME                                VALUE ($)
      Mayfield No. 12-9-2                        52,601
      Mayfield No. 12-10-5                      127,310
      Searcy No. 7-6-17                         135,901
      Searcy No. 11-9-14                         61,055
      Searcy No. 12-3-16                         34,140
      Searcy No. 12-6-19                         61,055
      West No. 1-1-24                            63,769
      West No. 1-2-25                            78,735
      West No. 1-6-39                            78,735
      West No. 1-8-27                            87,597
      West No. 1-9-28                            91,062
      West No. 1-10-29                           92,779
      West No. 1-11-30                           80,291
      West No. 1-13-31                           51,192
      West No. 1-14-32                           60,839
      West No. 1-16-33                           58,011
      West No. 11-8-36                           32,024
      West No. 11-15-37                               0
      Davant No. 23-2-9                          70,468
      Davant No. 23-7-7                         108,105
      First Alabama Bank No. 27-9-               55,597
      First Alabama Bank No. 27-16              130,469
      Friedman No. 22-14-38                     124,165
      Friedman No. 22-15-39                     100,093
      Friedman No. 23-4-41                      152,994
      West No. 21-8-71                          128,827
      West No. 27-1-59                           64,081
      West No. 27-2-60                          146,963
      West No. 27-4-62                           98,727
      West No. 27-5-65                           83,645
      Alabama Basic No. 34-3-14                 105,290
      Bean No. 14-15-1                           99,056
      Colburn No. 15-9-1                         76,682
      Colburn No. 15-15-2                        83,740
      Cunningham No. 10-1-1                      77,910
      Cunningham No. 10-2-2                      77,910
      Cunningham No. 34-8-2                     116,498
      First Alabama Bank No. 34-13               55,763
      Friedman No. 2-5-42                        83,752
      Friedman No. 2-12-21                       61,122


      WELL NAME                                VALUE ($)
      Friedman No. 2-14-22                       22,477
      Friedman No. 3-6-23                        50,710
      Friedman No. 3-15-26                       91,497
      Friedman No. 10-10-28                      67,148
      Friedman No. 10-15-29                      35,447
      Friedman No. 11-11-17                      52,923
      Friedman No. 11-13-18                      63,323
      Friedman No. 14-6-33                       93,046
      Friedman No. 14-12-34                      59,898
      Friedman No. 14-13-35                      98,034
      Friedman No. 34-10-57                      76,066
      Friedman No. 34-15-58                      70,894
      Friedman-Rosenau No. 2-7-2                 56,212
      Friedman-Rasenau No. 2-15-1                24,812
      Holman No. 10-11-1                         64,424
      McGuire No. 34-9-5                         51,356
      Rice No. 2-6-1                                  0
      West No. 3-2-44                            68,275
      West No. 3-3-22                            29,419
      West No. 3-8-48                           106,050
      West No. 3-10-49                           89,432
      West No. 3-13-50                           46,906
      West No. 11-2-35                           20,076
      West No. 11-4-41                          124,534
      West No. 11-5-42                          106,050
      West No. 15-1-51                           36,610
      West No. 15-2-52                           61,044
      West No. 15-3-68                                0
      West No. 15-6-53                           27,398
      West No. 15-8-55                                0
      West No. 15-13-58                          66,783
      Cunningham No. 28-15-3                     74,680
      West No. 33-2-112                          30,972
      West No. 33-3-120                          32,842
      West No. 33-6-114                          22,849
      West No. 33-8-115                          36,177
      West No. 33-10-116                         33,088
      West No. 33-16-119                         48,179
      Cassidy No.26-8-122                        86,696
      Cassidy No. 26-10-123                     113,802


      WELL NAME                                VALUE ($)
      Chevron No. 26-5-9                        118,747
      Chevron No. 27-1-10                       145,735
      Clements No. 34-11-1                       68,420
      Clements No. 34-15-1                       83,289
      Clements No. 34-16-2                       75,981
      FGLIC No. 26-2-1                           92,137
      FGLIC No. 26-6-3                           82,944
      First Alabama Bank No. 34-1                71,830
      First Alabama Bank No. 34-12              130,125
      First Alabama Bank No. 35-2               112,132
      First Alabama Bank No. 35-3               119,608
      First Alabama Bank No. 35-5                78,303
      Holman No. 35-12-4                         86,502
      McGuire No. 26-12-6                        64,255
      McGuire No. 26-13-3                        62,281
      McGuire No. 26-16-1                       115,507
      McGuire No. 27-9-4                        103,667
      Sessions No. 35-8-1                       106,167
      Sessions No. 35-9-2                        94,423
      Sessions No. 35-15-3                      139,724
      Alabama Basic No. 36-4-1                   65,072
      Alabama Basic No. 36-5-9                   45,604
      Alabama Basic No. 36-9-3                   36,409
      Alabama Basic No. 36-13-10                 81,149
      Alabama Basic No. 36-14-11                 77,089
      Alabama Basic No. 36-16-12                 67,481
      Cunningham No. 35-12-1                     83,084
      First Alabama Bank No. 25-1                78,249
      First Alabama Bank No. 25-2                74,843
      First Alabama Bank No. 25-4               137,912
      First Alabama Bank No. 25-7                81,606
      First Alabama Bank No. 25-10               97,751
      First Alabama Bank No. 25-11               64,280
      First Alabama Bank No. 25-12              137,912
      First Alabama Bank No. 25-14               84,918
      First Alabama Bank No. 25-15               91,428
      First Alabama Bank No. 25-16               97,345
      Friedman No. 30-4-45                      111,190
      Friedman No. 30-5-46                      111,875
      Friedman No. 30-12-47                     106,159


      WELL NAME                                VALUE ($)
      Friedman No. 30-13-48                     107,645
      Friedman No. 31-12-49                      89,125
      Friedman No. 36-1-43                       82,066
      Friedman No. 36-3-1                        40,757
      Friedman No. 36-11-56                      67,341
      West No. 31-5-82                           74,834
      West No. 35-2-105                          73,194
      West No. 35-4-106                          76,071
      West No. 35-6-107                          75,757
      West No. 35-8-108                          59,228
      West No. 35-9-109                          78,255
      West No. 35-10-110                         59,916
      West No. 35-14-111                        110,407
      Alabama Basic No. 23-10-4                 117,446
      Alabama Basic No. 23-14-5                  58,431
      Alabama Basic No. 23-16-6                  85,346
      Alabama Basic No. 26-1-7                  107,413
      Alabama Basic No. 27-16-8                  99,827
      First Alabama Bank No. 26-16               80,526
      West No. 23-3-93                          111,836
      West No. 23-5-94                          108,700
      West No. 23-6-95                           71,278
      West No. 23-7-96                           69,728
      West No. 23-8-92                          111,372
      West No. 27-8-101                          73,555
      West No. 27-13-103                         96,213
      West No. 27-14-104                         67,140
      Christian No. 12-5-2                      104,482
      Davant No. 1-12-10                        150,564
      Davant No. 1-13-11                         87,524
      Davant No. 3-1-12                         151,193
      Davant No. 3-2-13                         151,193
      Hinds No. 12-6-1                           83,637
      Mayfield No. 1-3-3                        151,193
      Mayfield No. 1-7-4                        138,698
      Price No. 1-1-1                           101,567
      Stedman No. 11-1-5                        120,568
      Stedman No. 11-16-13                      129,468
      Bigham No. 4-13-1                          80,179
      Federal No. 9-4-5                         100,164


      WELL NAME                                VALUE ($)
      Sullivan No. 4-11-2                        98,366
      USX No. 15-13-27                           99,413
      Baughman No. 18-3-2                        93,038
      Baughman No. 18-6-3                        81,610
      Baughman No. 18-7-4                        88,197
      Hallman No. 8-14-1                        102,080
      Hallman No. 17-2-2                         94,242
      Hayes No. 7-16-2                           94,242
      Hayes No. 18-13-3                          97,806
      Hayes No. 18-14-4                         140,873
      Holman No. 13-7-19                         91,055
      Holman No. 17-12-15                       100,946
      Holman No. 17-13-16                        78,254
      Moore No. 13-1-1                          107,618
      Moore No. 13-9-2                           88,708
      Pettus No. 8-5-3                           86,207
      Pettus No. 8-6-2                           97,350
      Sealy No. 18-1-1                           77,929
      Weyerhaeuser No. 5-15-2                   113,567
      Weyerhaeuser No. 5-16-1                    65,385

                                  SCHEDULE C


                      Minimum Pratt Recompletion Schedule

                                           Minimum
                 Period                    Pratt
                 Ending                    Recompletions
                 ------                    -------------
              December 1994                    115
              March 1995                       144
              June 1995                        173
              September 1995                   204
              December 1995                    234
              March 1996                       264
              June 1996                        294
              September 1996                   324
              December 1996                    353
              March 1997                       374

                                      C-1